SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

 [   ]  Preliminary Proxy Statement
 [   ]  Confidential, for  Use of  the Commission  Only (as  permitted  by  Rule
        14a-6(e)(2))
 [ X ]  Definitive Proxy Statement
 [   ]  Definitive Additional Materials
 [   ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                        SOUTHWESTERN ENERGY COMPANY
             ------------------------------------------------
             (Name of Registrant as Specified In Its Charter)


   -----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [ X ] No fee required.
 [   ] Fee computed on table below per  Exchange Act Rules 14a-6(i)(4) and 0-11.
          1) Title of each class of securities to which transaction applies:
          2) Aggregate number of securities to which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
          4) Proposed maximum aggregate value of transaction:
          5) Total fee paid:
 [   ]  Fee paid previously with preliminary materials.
 [   ]  Check box if any part of the fee is  offset as provided  by Exchange Act
 Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1) Amount Previously Paid:
          2) Form, Schedule or Registration Statement No.:
          3) Filing Party:
          4) Date Filed:

                           Southwestern Energy Company
                                1083 Sain Street
                                 P. O. Box 1408
                        Fayetteville, Arkansas 72702-1408


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 ON MAY 24, 2000

         The Annual Meeting of Shareholders of Southwestern Energy Company will be held at the Northwest Arkansas Convention Center, Hwy. 71 Bypass at Hwy. 412, Springdale, Arkansas, on Wednesday, the 24th day of May, 2000, at 11:00 a.m., Central Daylight Time, for the following purposes:

         (1) The election of six (6) directors to serve until the 2001 Annual Meeting or until their respective successors are duly elected and qualified;

         (2) To consider and take action upon a proposal to adopt a new stock incentive plan for the compensation of officers, directors, and key employees of the Company and its subsidiaries; and

         (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on March 17, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

         You are cordially invited to attend the meeting. In the event you will be unable to attend, you are respectfully requested to mark, sign, date and return the enclosed proxy at your earliest convenience in the enclosed return envelope.

                                          By Order of the Board of Directors

                                                   GEORGE A. TAAFFE
                                                      Secretary

March 29, 2000

                           Southwestern Energy Company

                                 PROXY STATEMENT

         This Proxy Statement is furnished to the shareholders of Southwestern Energy Company (the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders on May 24, 2000, and any adjournment or adjournments thereof.

         The complete mailing address of the principal executive offices of the Company is:

                                1083 Sain Street
                                 P. O. Box 1408
                        Fayetteville, Arkansas 72702-1408

         The enclosed proxy is solicited by the Board of Directors of the Company. A person giving the enclosed proxy has the power to revoke it at any time before it is exercised.

         The  Board  of  Directors  has  engaged  Morrow  & Co.,  Inc.,  a proxy solicitation firm, to solicit proxies from brokerage firms, banks, and institutional holders of shares on its behalf at a cost of $6,500 plus expenses. The cost of this proxy solicitation will be borne by the Company, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. The solicitation will be by mail and such cost will include the cost of preparing and mailing this Proxy Statement and proxy. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone, or by other means. Although solicitation will be made primarily through the use of the mail, officers, directors, or regular employees of the Company may solicit proxies personally or by telephone or other means without additional remuneration for such activity.

         This Proxy Statement along with a copy of the Company's Annual Report is being mailed to shareholders on March 29, 2000.

                          VOTING SECURITIES OUTSTANDING
             CUMULATIVE VOTING FOR ELECTION OF DIRECTORS AUTHORIZED

         On March 17, 2000, the Company had outstanding 25,037,353 shares of Common Stock ($.10 par value). Each share outstanding on the record date entitles the holder thereof to one vote upon each matter to be voted upon at the meeting, except that for the election of directors each such shareholder shall be entitled to as many votes as shall equal the number of the holder's shares of stock outstanding in the holder's name multiplied by the number of directors to be elected, and may cast all such votes for a single director or distribute them among the number to be voted for, or for any two or more of them, as the holder may see fit. Unless contrary instructions are given, persons named as proxies will have discretionary authority to cumulate votes in the same manner. All shares represented by effective proxies will be voted at the meeting or any adjournment thereof as specified therein by the person giving the proxy. Abstentions and broker nonvoted shares are disregarded in the vote tallies and do not have the effect of "no" votes. For purposes of determining a quorum, a share is present once it is represented for any purpose at the meeting. Abstentions are counted present for purposes of determining a quorum. Broker nonvoted shares are counted present if represented at the meeting for any purpose.

         Unless revoked, each properly executed proxy will be voted in the manner directed therein. If no direction is made, each such proxy will be voted FOR the election of directors and FOR the proposal to adopt the new stock incentive plan.

         Only shareholders of record at the close of business on March 17, 2000, will be entitled to vote at the Annual Meeting of Shareholders.

                              ELECTION OF DIRECTORS

         At the meeting, six (6) directors are to be elected to serve for the ensuing year and until their respective successors are elected and qualified. The shares represented by the enclosed proxy will be voted as instructed by the shareholders for the election of the nominees named below. If no direction is made, this proxy will be voted FOR the election of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxies. The Company has no knowledge that any nominee will be unavailable for election. Directors shall be elected by plurality vote. Certain information concerning the nominees for election as directors is set forth below.

                              Nominees For Election

         LEWIS E. EPLEY, JR. - Mr. Epley is an Attorney at Law with the firm of Lewis E. Epley, Jr. Ltd., Holiday Island, Arkansas, and is involved in several personal business ventures in the Eureka Springs, Arkansas area. He has served as City Attorney of Eureka Springs, President of the Carroll County Bar Association, and Special Associate Justice of the Supreme Court of Arkansas. He is a director, since 1964, and Vice Chairman of the Board of Directors, since 1993, of the Bank of Eureka Springs. He is a past Chairman and past member of the Board of Trustees of the University of Arkansas. He is currently a director of the University of Arkansas Foundation, a director of the Washington Regional Medical Foundation and Chairman of the Northwest Arkansas Radiation Therapy Institute Foundation Board. Mr. Epley is 63 years old and was first elected to the Board of Directors in 1998.

         JOHN PAUL HAMMERSCHMIDT - Mr. Hammerschmidt is a retired U.S. Congressman, Third District of Arkansas, who served from 1967-1993. He has been a director of Dillard's Department Stores Inc., Little Rock, Arkansas, since 1992; First Federal Bank of Arkansas, Harrison, Arkansas, since 1966; and American Freightways Corporation, Harrison, Arkansas, since 1997. Mr. Hammerschmidt has been a member of the Board of the Metropolitan Washington Airports Authority since 1997. He has served as member of the Board of Trustees of the University of the Ozarks since 1994 and Arkansas State University since 1999. Mr. Hammerschmidt is 77 years old and was first elected to the Board of Directors in 1992.

         ROBERT L. HOWARD - Mr. Howard is a retired Vice President of Shell Oil Company. He was most recently Vice President, Domestic Operations, Exploration and Production of Shell, a position he held from 1992-1995. In that position, he was responsible for all domestic exploration and production activities. From 1985-1991, Mr. Howard was President, Shell Offshore Inc., and was responsible for all offshore exploration and production in the Gulf of Mexico, the East Coast and Florida. During Mr. Howard's 36 years with Shell, he held various positions within Shell's exploration and production operations, including General Manager, Exploration and Production, Mid-Continent Division, and General Manager, Exploration and Production, Rocky Mountain Division and Alaska Division. Mr. Howard has served as a director of Camco International, Inc. of Houston, Texas, from 1995 until 1998; Ocean Energy, Inc. (formerly United Meridian Corp.) of Houston, Texas, since 1996; and McDermott International, Inc. and J. Ray McDermott of New Orleans, Louisiana, since 1997. He is 63 years old and first became a director in 1995.

         HAROLD M. KORELL - Mr. Korell is the President and Chief Executive Officer of the Company. Mr. Korell joined Southwestern in 1997 as Executive Vice President and Chief Operating Officer. On May 22, 1998, Mr. Korell was promoted to President and Chief Operating Officer and was named President and Chief Executive Officer effective January 1, 1999. Previously, Mr. Korell was Senior Vice President - Operations of American Exploration Company, Executive Vice President of McCormick Resources, and held various technical and managerial positions with Tenneco Oil Company including Vice President - Production, and various positions with Mobil Corporation. Mr. Korell is 55 years old and first became a director in October 1998.

         KENNETH R. MOURTON - Mr. Mourton is an Attorney at Law with the firm of Ball and Mourton, Ltd., PLLC, Fayetteville, Arkansas and is a certified public accountant. He is the Managing Principal Attorney for this firm. Mr. Mourton is also President and principal shareholder of Coors of Western Arkansas, Inc., since 1980; President and majority shareholder of E. J. Ball Plaza, Inc., since 1992; and President and part owner of Emerald Travel Services, Ltd., since 1989. All of these businesses are located in Fayetteville, Arkansas. Mr. Mourton also owns and operates several other businesses in various states related to beer distribution, lodging, warehousing and travel. Mr. Mourton is Chairman, since 1992, of Razorback Foundation, Inc., a nonprofit corporation which supports University of Arkansas athletic programs. He is also a Board member of the Arkansas Rural Endowment Fund, a nonprofit corporation created by the State of Arkansas to help lower income, rural Arkansas children obtain college and university educations. Mr. Mourton is 49 years old and was first elected to the Board of Directors in 1995.

         CHARLES E. SCHARLAU - Mr. Scharlau retired as President and Chief Executive Officer of the Company on December 31, 1998. He continues to serve as a Director and Chairman of the Board of Directors of the Company. He began his career as the Company's legal counsel in 1951 and has been involved in all facets of the Company's business for over 47 years. In 1966 he was named Executive Vice President and first elected a director of the Company. In 1972 he was elected President and Chief Executive Officer. Mr. Scharlau is currently of counsel with the firm of Conner and Winters PLLC. He is also a director since 1980 of C. H. Heist Corporation, Clearwater, Florida; member of the Board of Trustees of the University of Arkansas since 1998; and Chairman since 1999 of the Executive Committee for the Northwest Arkansas Council. Mr. Scharlau is 72 years old.

         Shareholders entitled to vote for the election of directors at the annual meeting may nominate additional candidates provided written notice of such nomination is received at the Company's principal executive offices no later than the close of business on April 13, 2000. The Company's by-laws require that this notice contain certain information about any proposed nominee and the shareholder submitting the notice. The Company may also require any proposed nominee to furnish such other information as may reasonably be required to determine the proposed nominee's eligibility to serve as a director of the Company. A copy of the relevant by-law provisions may be obtained by contacting Mr. George A. Taaffe, Secretary, Southwestern Energy Company, 1083 Sain Street,
P. O. Box 1408, Fayetteville, Arkansas 72702-1408, (501) 521-1141.

                   SECURITY OWNERSHIP OF DIRECTORS, NOMINEES,

                             AND EXECUTIVE OFFICERS

      The following table sets forth information as of March 17, 2000, with respect to beneficial ownership of the Company's Common Stock by its directors and executive officers.


                                                                  Number of Shares of $.10
                                                                   Par Value Common Stock
                                                              Beneficially Owned as of 3-17-00
                                                                 (Sole Voting and Investment        Percent
         Name of Beneficial Owner                                 Power Except as Noted) (1)        of Class
         ------------------------                             --------------------------------      --------
Executive Officers:
   Harold M. Korell.........................................              417,236                      1.67%
   Alan H. Stevens..........................................              216,461                       .86%
   Greg D. Kerley ..........................................              190,573                       .76%
   George A. Taaffe.........................................               37,037                       .15%
   Debbie J. Branch.........................................               50,883                       .20%

Directors and Nominees:
   Lewis E. Epley, Jr......................................                37,089                       .15%
   John Paul Hammerschmidt..................................               84,000                       .34%
   Robert L. Howard.........................................               62,000                       .25%
   Kenneth R. Mourton.......................................               61,000                       .24%
   Charles E. Scharlau......................................              715,502                      2.86%
All persons as a group (10 in number) who are
directors, nominees or executive officers of the
Company  ...................................................            1,871,781 (2)                  7.48%

------------------------

(1) Of the number of shares reported as beneficially owned, the named individuals had the right to acquire within 60 days, through the exercise of stock options, beneficial ownership of the following number of shares: Mr. Korell, 91,666; Mr. Stevens, 73,334; Mr. Kerley, 35,363; Mr. Taaffe, 0; Ms. Branch, 15,600; Mr. Epley, Jr., 3,000; Mr. Hammerschmidt, 54,000; 30,000 each for Messrs. Howard and Mourton, and Mr. Scharlau, 504,996. Included in the number of shares reported as beneficially owned are the rights of the named individuals to acquire the following number of shares through the exercise of stock options immediately upon a "change in control" as defined under "Agreements Concerning Employment and Changes in Control": Mr. Korell, 213,084; Mr. Stevens, 114,916; Mr. Kerley, 135,284; Mr. Taaffe, 18,600; Ms. Branch, 21,100; Mr. Epley, Jr., 21,000; 30,000 each for Messrs. Hammerschmidt, Howard and Mourton; and Mr. Scharlau, 12,000. Also included in the number of shares reported as beneficially owned are the following restricted shares with respect to which the named individuals have voting power but not investment power: Mr. Korell, 37,631; Mr. Stevens, 11,750; Mr. Kerley, 8,135; Mr. Taaffe, 4,200; and Ms. Branch, 3,217.
         The named individuals acquire investment power for these shares immediately upon a "change in control."


(2) Of this number, all directors and executive officers as a group had the right to acquire beneficial ownership of 837,959 shares through the exercise of stock options within 60 days. Also included in this number is this group's right to acquire an additional 625,984 shares through the exercise of stock options immediately upon a "change in control" as defined under "Agreements Concerning Employment and Changes in Control."

                Transactions With Nominees and Executive Officers

         During 1999, the Company and related entities, for certain legal services, paid $9,794 to the law firm of Conner and Winters PLLC of
Fayetteville, Arkansas, of which Mr. Charles Scharlau is of counsel. Mr. Greg Scharlau, Mr. Scharlau's son, is a partner in Conner and Winters PLLC.

                                BOARD COMMITTEES

         The Board of Directors has a standing audit committee (the "Audit Committee") composed of noncompany members of the Board. The Audit Committee is responsible to the Board for reviewing the accounting and auditing procedures and financial reporting practices of the Company and for recommending the appointment of the independent public accountants. The Board of Directors of the Company has determined that all members of the Audit Committee have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. At the February 18, 2000, Board meeting, the Board of Directors adopted an Audit Committee Charter in accordance with the standards of the New York Stock Exchange and Securities and Exchange Commission. The Audit Committee Charter appears as Appendix B to this Proxy Statement. The Audit Committee meets periodically with the Company's management, internal auditors, and independent public accountants to review the work of each and to satisfy itself that said parties are properly discharging their responsibilities. The independent public accountants have direct access to the Audit Committee and periodically meet with the Audit Committee without management representatives present. The Audit Committee is currently composed of Messrs. Kenneth R. Mourton, a certified public accountant and Audit Committee Chairman, Lewis E. Epley, Jr., and Robert L. Howard.

         The Board of Directors has a compensation committee (the "Compensation Committee") which is responsible for recommending to the Board of Directors officer compensation and discretionary awards under the various incentive plans. Messrs. Robert L. Howard, Compensation Committee Chairman, John Paul Hammerschmidt, and Kenneth R. Mourton presently serve on this committee.

         The Board of Directors also has a retirement committee (the "Retirement Committee") which is responsible for administering the Company's pension and retirement plans and for recommending retirement policy to the Board of Directors. Messrs. Charles E. Scharlau, Retirement Committee Chairman, Lewis E. Epley, Jr., and Kenneth R. Mourton presently serve on this committee.

         The Company has no standing nominating committee. The Board as a whole considers candidates for nomination for Board positions. The Board will consider qualified candidates recommended by shareholders. Any shareholder wishing to recommend a candidate may do so by letter addressed to Mr. George A. Taaffe, Secretary, Southwestern Energy Company, 1083 Sain Street, P. O. Box 1408, Fayetteville, Arkansas 72702-1408. Such letter should state in detail the qualifications of the candidate. Shareholders entitled to vote for the election of directors at the annual meeting may nominate additional candidates independent of the Board of Directors. Shareholder nominees to be presented to the 2000 Annual Meeting must be submitted pursuant to the procedures described under the subheading, "Nominees For Election." Shareholders entitled to vote for the election of directors at the 2001 Annual Meeting may present independent nominees to the 2001 Annual Meeting provided that notice of such nomination is received at the Company's principal executive offices not less than 50 nor more than 75 days prior to the 2001 meeting date. If less than 65 days notice of the 2001 Annual Meeting is given, written notice of any such nomination must be received no later than the close of business on the 15th day following the day on which notice of the meeting date is mailed. The Company's by-laws require that this notice contain certain information about any proposed nominee and the shareholder submitting the notice. The Company may also require any proposed nominee to furnish such other information as may reasonably be required to determine the proposed nominee's eligibility to serve as a director of the Company. A copy of the relevant by-law provisions may be obtained by contacting Mr. George A. Taaffe, Secretary, Southwestern Energy Company, 1083 Sain Street,
P. O. Box 1408, Fayetteville, Arkansas 72702-1408, (501) 521-1141.

                              DIRECTOR COMPENSATION

         In 1999, for their services as directors, Messrs. Lewis E. Epley, Jr., John Paul Hammerschmidt, Robert L. Howard, Kenneth R. Mourton, and Charles E. Scharlau were each paid $24,000. Since January 1, 1999, Mr. Scharlau has acted as an advisor to the Company for which he has received a salary until May 18, 1999 of $227,025; consulting fees of $144,677 under a consulting agreement with the Company; $6,811 for the Company matching portion of Nonqualified Plan contributions; an auto allowance of $3,075; and $1,264 for the cost of life insurance. In 1999, Mr. Scharlau also received $85,288 as a payout of an award previously granted under the Company's former Annual and Long-Term Incentive Compensation Plan. Messrs. E. J. Ball and Charles E. Sanders were each paid $5,000 for their services as Directors Emeritus. Each outside director serving as of December 31, 1999, was granted an option to purchase 12,000 shares of the Company's Common Stock at $6.50 per share, representing the Fair Market Value on the date of grant. Such options were granted in tandem with limited stock appreciation rights, as defined under "Compensation Committee Report," and become exercisable in installments at a rate of 25% per year for each full twelve months of service as a director. In addition, each outside member of the Audit, Compensation, and Retirement Committees is paid $500 per meeting for his participation on each committee. During 1999, the Board of Directors held eight meetings, the Audit Committee held two meetings, the Compensation Committee held two meetings, and the Retirement Committee held one meeting.

         At the Board of Directors meeting held February 18, 2000, the Board approved changes to director compensation. Directors will receive an annual fee of $24,000 plus $1,000 for each Board meeting attended, excluding telephonic meetings, and $1,000 for each committee meeting attended. Each outside director serving as of December 31 of each year will also will be granted an option to purchase 8,000 shares of the Company's Common Stock at the Fair Market Value on the date of the grant. Such options will become exercisable in installments at a rate of 25% per year for each full twelve months of service as a director. Directors who retire with certain qualifications are appointed to the position of Director Emeritus. A director emeritus received a fee of $1,000 per meeting attended until December 31, 1999. After this date, a director emeritus is paid an annual fee of $2,000 for the remainder of his life and such health care benefits as the Company provides to its full time employees. Mr. Ball was appointed to the position of Director Emeritus upon his retirement in 1995 and Mr. Sanders was appointed to this position upon his retirement in 1998. Mr. Ball and Mr. Mourton are partners in the law firm of Ball and Mourton, Ltd., PLLC. During 1999, the Company paid $150 in legal fees to Ball and Mourton, Ltd., PLLC.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following persons were known by the Company to beneficially own more than 5% of the Company's Common Stock as of March 17, 2000:

                                                                                                       Percent
                                                                        Amount and Nature of              of
    Title of Class           Name and Address of Beneficial Owner       Beneficial Ownership            Class
    --------------           ------------------------------------       --------------------           -------

Common Stock...........      Heartland Advisors, Inc.                       2,452,500 (1)                9.8%
                             789 North Water Street
                             Milwaukee, WI 53202

Common Stock...........      Fidelity Management and                        1,740,900 (2)                7.0%
                             Research Company
                             82 Devonshire Street
                             Boston, MA  02109-3605

Common Stock...........      Sanford C. Bernstein & Co., Inc.               1,731,855 (3)                6.9%
                             767 Fifth Avenue
                             New York, NY  10153-0002

Common Stock...........      Dimensional Fund Advisors Inc.                 1,583,800 (4)                6.3%
                             1299 Ocean Avenue
                             11th Floor
                             Santa Monica, CA  90401

Common Stock...........      State Street Research &                        1,444,900 (5)                5.8%
                             Management Company
                             One Financial Center
                             30th Floor
                             Boston, MA  02111-2690

------------------------

(1) Heartland Advisors, Inc.(Heartland) is an investment advisor in accordance with Section 240.13d-1(b)(1)(ii)(E) of the Securities Exchange Act of 1934. Heartland holds sole voting power on 1,705,500 shares and sole dispositive power on 2,452,500 shares.

(2) Fidelity Management and Research Company (Fidelity) is an investment advisor registered under the Investment Advisors Act of 1940 and a wholly-owned subsidiary of FMR Corp. Fidelity acts as investment advisor to various investment companies registered under the Investment Company Act of 1940, including Fidelity Low-Priced Stock Fund which holds 1,740,900 shares of the Company's Common Stock. Edward C. Johnson, III, as Chairman of FMR Corp., FMR Corp., and the Fidelity Low-Priced Stock Fund have the sole power to dispose of these shares. Voting power is held by the Board of Trustees of the Fidelity Low-Priced Stock Fund. Members of Mr. Johnson's family and trusts for their benefit are the predominant owners of stock representing approximately 49% of the voting power of FMR Corp., and may be deemed, under the Investment Company Act of 1940, to be a controlling group with respect to FMR Corp.

(3) Sanford C. Bernstein & Co., Inc. (Bernstein) is an investment advisor registered under the Investment Advisors Act of 1940. Bernstein holds the reported shares on behalf of its clients. Bernstein has sole voting power on 1,401,900 shares, shared voting power on 31,155 shares, and sole dispositive power on 1,731,855 shares.

(4) Dimensional Fund Advisors, Inc. (Dimensional) is an investment advisor registered under the Investment Advisors Act of 1940. Dimensional holds sole voting and dispositive power on all shares. Dimensional disclaims beneficial ownership of all such securities

(5) State Street Research & Management Company (State Street) is an investment advisor registered pursuant to the Investment Advisors Act of 1940 and holds the reported shares on behalf of its clients. State Street holds sole voting power on 1,356,500 shares and sole dispositive power on 1,444,900 shares. State Street disclaims beneficial ownership on all shares.

                      APPROVAL OF 2000 STOCK INCENTIVE PLAN

         On February 18, 2000, the Board of Directors adopted the Southwestern Energy Company 2000 Stock Incentive Plan (the "Plan"), subject to the approval of shareholders. This Plan is intended to promote the interests of the Company and its shareholders by providing the employees of the Company and eligible non-employee directors of Southwestern Energy Company, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company. The Board of Directors believes the Plan will give the Company the ability to award amounts and types of equity-based incentive compensation in an efficient manner in a variety of circumstances and situations which may arise.

         Upon shareholder approval, the Plan will replace Southwestern Energy Company's 1993 Stock Incentive Plan and Southwestern Energy Company's 1993 Stock Incentive Plan for Outside Directors, adopted in 1993 (the "prior plans"). The Company shall not have the right to grant new Incentive Awards in substitution for or upon cancellation of outstanding Incentive Awards previously granted to Participants under the Plan or any of the Company's prior plans. To the extent that any Incentive Award granted under the Plan or prior plans expire, terminate or are cancelled or otherwise settled for any reason without the issuance of all or any portion of the shares of Common Stock covered by such Incentive Award, such unissued shares of Common Stock shall again be available for grant under the Plan. The Plan appears as Appendix A to this Proxy Statement. The following description of the Plan is subject, in all resects, to the actual terms of the Plan.

         The Plan will make available to the Board of Directors a sufficient number of shares of Common Stock to (a) provide additional equity-based incentives to those key employees participating in the prior plans, (b) provide a larger number of key employees with incentive compensation commensurate with their positions and responsibilities, and (c) provide the Company's non-employee directors with an equity interest and appropriate incentives and rewards to encourage them to take a long-term outlook when formulating Company policy. The maximum number of shares of Common Stock of the Company that may be issued under the Plan is 1,250,000. The Fair Market Value per share of Company Common Stock as of March 17, 2000 was $6.625.

         Shares issued under the Plan may be authorized but unissued shares of Common Stock or treasury shares, at the discretion of a committee (the "Committee") composed of not fewer than two outside directors, each of whom is "disinterested" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), appointed under the Plan to administer the Plan. The Compensation Committee of the Board of Directors is currently composed of members who meet the definition of "disinterested," referenced above, and has responsibility for administering the Plan.

         The Plan  provides for the grant of (i)  non-qualified  stock  options,
(ii) incentive stock options, (iii) stock appreciation rights, (iv) shares of phantom stock, and (v) shares of restricted stock, (collectively, "Incentive Awards"). Key employees of the Company and its subsidiaries, including officers, will be eligible to receive grants of Incentive Awards. In addition, on the last business day of each fiscal year of the Company, each outside director who is eligible to participate in the Plan shall be granted a Director's Option with respect to 8,000 shares of Common Stock.

         The Committee will determine which key employees receive grants of Incentive Awards, the type of Incentive Awards granted and the number of shares subject to each Incentive Award. No Incentive Award may be granted under the Plan after February 18, 2010. Subject to the terms of the Plan, the Committee will also determine the prices, expiration dates and other material features of the Incentive Awards granted under the Plan.

         The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Incentive Awards granted under the Plan become vested, exercisable or transferable, or (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant's employment during which any such Incentive Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award.

         The Committee will administer the Plan and have the authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it deems necessary. All decisions and determinations of the Committee are final and binding on all parties. The Company will indemnify each member of the Committee against any cost, expense or liability arising out of any action, omission or determination relating to the Plan, unless such action, omission or determination was taken or made in bad faith and without reasonable belief that it was in the best interest of the Company.

         The Board of Directors may at any time amend the Plan in any respect; provided, that, if and to the extent required by Rule 16b-3 promulgated under
Section 16(b) of the Exchange Act or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, or if and to the extent required under Section 422 of the Internal Revenue Code of 1986 (the "Code"), no amendment may (i) increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards, (iii) materially modify the requirements as to eligibility for participation in the Plan, or (iv) increase the number of Incentive Awards that may be granted to any one individual.

         A summary of the most significant features of the Incentive Awards follows.

         Stock Options. All Options granted under the Plan shall be identified in the agreement evidencing such Options as either Incentive Stock Options ("ISO") or Non-Qualified Stock Options ("NQO"). The exercise price of each Option granted under the Plan shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Option is granted. Each Option shall be exercisable for a term, not to exceed ten years, established by the Committee on the date on which such Option is granted. The exercise price shall be paid to the Company in cash or its equivalent, or, subject to the approval of the Committee, in shares of Common Stock that have been owned by the Participant for at least six months prior to the effective date of exercise and valued at their Fair Market Value on the date of exercise.

         The Committee may grant, in connection with a grant of Options, a cash "tax" bonus, in an amount to be determined by the Committee to enable the Participant to pay any federal, state or local taxes required as a result of the exercise of such Options. The Committee may also provide a loan to the Participant, evidenced by a promissory note, at such terms and at such interest rate as the Committee determines, for purposes of paying any federal, state or local taxes required as a result of the exercise of such Options.

         Upon the occurrence of a change in control of the Company (a "Change in Control"), all Options granted under the Plan and outstanding shall immediately vest and become exercisable and remain exercisable until their expiration, termination or cancellation pursuant to the terms of the Plan and the agreement evidencing such Options.

         A Change in Control of the Company includes the following:

         (i) the acquisition by any person (other than, in certain cases, an employee of the Company) of 20% or more of the Company's voting securities, (ii) approval by the Company's shareholders of an agreement to merge or consolidate the Company with another corporation (other than certain corporations controlled by or under common control with the Company), (iii) certain changes in the composition of the Board of Directors of the Company, (iv) any change in control which would be required to be reported to the shareholders of the Company in a proxy statement and (v) a determination by a majority of the Board of Directors that there has been a "change in control" or that there will be a "change in control" upon the occurrence of certain specified events and such events occur.

         The aggregate Fair Market Value of the shares of Common Stock covered by ISOs granted to any individual under the Plan that may be exercisable shall not exceed $100,000. To the extent, if any, that such aggregate Fair Market Value limitation is exceeded, the ISOs granted to such Participant shall, to the extent and in the order required by regulations, automatically be deemed to be NQOs, but all other terms and provisions of such ISOs shall remain unchanged.

         No ISO may be granted to an individual if, at the time of the proposed grant, such individual owns more than ten percent of the total combined voting power of all classes of the Company's Common Stock, unless the Stock Option has an exercise price of at least one hundred and ten percent of the Fair Market Value and is not exercisable until five years from the date the Stock Option is granted.

         Stock Appreciation Rights. The Committee may grant stock appreciation rights (SARs) pursuant to the Plan. The exercise price of each SAR granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such SAR is granted. The exercise of a SAR with respect to a number of shares prior to the occurrence of a Change in Control shall entitle the employee to an amount in cash, for each share, equal to the excess of (i) the Fair Market Value of a share of Common Stock of the Company on the date of exercise over (ii) the per share exercise price of the SAR, or the equivalent value in shares of Common Stock or the combination of cash and shares of Common Stock, all as determined by the Committee. The exercise of an SAR with respect to any number of shares of Common Stock upon or after the occurrence of a Change in Control shall entitle the Participant to a cash payment for each share, equal to the excess of (i) the greater of (A) the highest price per share of Common Stock paid in connection with such Change in Control and (B) the Fair Market Value of a share of Common Stock on the effective date of exercise over (ii) the per share exercise price of the SAR. Each SAR shall be exercisable for a term, not to exceed ten years, and such other terms as the Committee may establish.

         Upon the occurrence of a Change in Control, any SAR granted under the Plan and outstanding at such time shall become fully and immediately vested and exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

         Phantom Stock. The Committee may grant shares of Phantom Stock pursuant to the Plan. At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such shares as it deems appropriate. Upon the vesting of a share of Phantom Stock, the Participant shall receive a cash payment within 30 days of the Vesting Date in the amount equal to the Fair Market Value of a share of Common Stock on the applicable Vesting Date and the aggregate amount of cash dividends paid with respect to a share of Common Stock for the period from the date of the grant through the applicable Vesting Date. At the time of the grant of shares of Phantom Stock, the Committee may impose restrictions or conditions, not inconsistent with the provisions of the Plan, including, but not limited to, performance criteria and continued employment for a specified time period. Upon the occurrence of a Change in Control, all shares of Phantom Stock shall immediately vest.

         Restricted Stock. The Committee may grant shares of Restricted Stock pursuant to the Plan. A grant of shares of Restricted Stock represents the promise of the Company to issue shares of Common Stock of the Company on a predetermined date (the "Issue Date") to an employee, provided the employee is continuously employed by the Company until the Issue Date. Prior to the vesting of the shares, the shares are not transferable by the Participant and are forfeitable. At the time of the grant of shares of Restricted Stock, the Committee may impose restrictions or conditions, not inconsistent with the provisions of the Plan, including, but not limited to, performance criteria and continued employment for a specified time period.

         Upon the occurrence of a Change in Control, all shares of Restricted Stock that have not vested or have been cancelled or forfeited automatically vest.

         The Committee may grant, in connection with a grant of shares of Restricted Stock, a cash "tax" bonus, in an amount to be determined by the Committee to enable the Participant to pay any federal, state or local taxes required as a result of the receipt of such Restricted Stock. The Committee may also provide a loan to the Participant, evidenced by a promissory note, at such terms and at such interest rate as the Committee determines, for purposes of paying any federal, state or local taxes required as a result of the receipt of such Restricted Stock.

         Director's Options. On the last business day of each fiscal year of the Company, each Director who is eligible to participate in the Plan shall be granted an Option with respect to 8,000 shares of NQOs. The exercise price per share of Common Stock of these NQOs shall be 100% of the Fair Market Value of a share of Common Stock on the date of the grant. Each Director's Option shall become vested and exercisable in installments at a rate of 25% per year for each full twelve months of service as a director, commencing on the date the Option was granted.

         No Director's Option shall be exercisable after the expiration of its original term. In the event that a Director is removed from the Board of Directors by the shareholders of the Company, all outstanding Director's Options granted such Director shall expire at the commencement of business of the date of such removal.

         Company Tax Deduction. Section 162(m) limits the ability of publicly held companies to deduct compensation paid during a fiscal year to a "covered employee" (as defined in Section 162(m)) in excess of one million dollars, unless such compensation qualifies as "performance-based compensation" (as defined in Section 162(m) or meets another exception specified in Section 162(m)). Generally, most types of Incentive Awards granted under the Plan should be deductible by the Company without regard to the limit set by Section 162(m). However, the Plan does permit some types of Incentive Awards to be granted that would be subject to such limit and that would not qualify as "performance-based compensation" (as defined in Section 162(m) or meets another exception specified in Section 162(m)). In such case, the Company's deductions with respect to such Incentive Awards would be subject to the limitations imposed by Section 162(m).

Federal Income Tax Consequences

         NQOs. A Participant will not be deemed to receive any income at the time a NQO is granted, nor will the Company be entitled to a deduction at that time. However, when any part of an NQO is exercised, the Participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the excess of (A) the Fair Market Value of the shares received on the exercise of the NQO over (B) the exercise price of the NQO. The taxability of a Participant who is subject to the reporting and short swing profit recovery provisions of Section 16 of the Exchange Act (a "Section 16 Person") is modified slightly. A Section 16 Person also will not be deemed to receive any income at the time an NQO is granted, nor will the Company be entitled to a deduction at that time. However, upon the exercise of the NQO, the Section 16 Person will be deemed to have received compensation taxable as ordinary income in an amount equal to the excess of (A) the Fair Market Value of the shares received on the exercise of the NQO on the later to occur of (i) the date of exercise or (ii) six months after the date on which the NQO was awarded to the Section 16 Person over (B) the exercise price of the NQO. The Section 16 Person's basis in the Common Stock acquired pursuant to the exercise of the NQO is the sum of the exercise price of the Option and the amount of such income required to be recognized. If, however, a Section 16 Person files an appropriate election under
Section 83(b) of the Code with the IRS within thirty days of the exercise of the NQO, the Participant will be treated for tax purposes as if he were not a
Section 16 Person.

         Upon any subsequent sale of the shares acquired upon the exercise of an NQO, any gain (the excess of the amount received over the Fair Market Value of the shares on the date ordinary income was recognized) or loss (the excess of the Fair Market Value of the shares on the date ordinary income was recognized over the amount received) will be a long-term capital gain or loss if the sale occurs more than one year after such date or recognition and otherwise will be a short-term capital gain or loss. A Section 16 Person's (other than a Section 16 Person who makes a Section 83(b) election described above) holding period for purposes of determining whether any such gain or loss is short-term or long-term is measured from the later to occur of (i) the date the NQO is exercised or (ii) six months after the NQO was granted. The Company will be entitled to a tax deduction in an amount equal to the amount of compensation taxable as ordinary income recognized by the Participant.

         If all or any part of the exercise price of an NQO is paid by the Participant with shares of Common Stock (including, based upon proposed regulations under the Code, shares previously acquired on exercise of an ISO), no gain or loss will be recognized on the shares surrendered in payment. The number of shares received on such exercise of the NQO equal to the number of shares surrendered will have the same basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraphs as though issued upon the exercise of the NQO for an exercise price equal to the consideration, if any, paid by the Participant in cash. The Participant's compensation, which is taxable as ordinary income upon such exercise, and the Company's deduction, will not be affected by whether the exercise price is paid in cash or in shares of Common Stock.

         ISO. In general, a Participant will not be deemed to receive any income at the time an ISO is granted or exercised if a Participant does not dispose of the shares acquired on exercise of the ISO within two years after the grant of the ISO and one year after the exercise of the ISO. In such a case, the gain (if any) on a subsequent sale (the excess of the amount received over the exercise price) or loss (if any) on a subsequent sale (the excess of the exercise price over the amount received) will be a long-term capital gain or loss. However, for purposes of computing the "alternative minimum tax" applicable to a Participant, the Participant will include in the Participant's alternative minimum taxable income the amount that would have been included in income if the ISO was a NQO. Such amount may be subject to an alternative minimum tax. Similarly, for purposes of making alternative minimum tax calculations, the Participant's basis in the stock received on the exercise of an ISO will be determined as if the ISO were an NQO.

         If the Participant sells the shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a "disqualifying disposition," and the Participant will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the Fair Market Value of the shares at the time the ISO was exercised over the exercise price will be treated as compensation to the Participant, taxable as ordinary income, and the balance (if any) will be long-term or short-term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. If the Participant sells the shares in a disqualifying disposition at a price that is below the exercise price, the loss will be a short-term capital loss if the Participant has held the shares for one year or less and otherwise will be a long-term capital loss.

         If a Participant uses shares acquired upon the exercise of an ISO to exercise an ISO, and the sale of the shares so surrendered for cash on the date of surrender would be a disqualifying disposition of such shares, the use of such shares to exercise an ISO also would constitute a disqualifying disposition. In such case, proposed regulations under the Code appear to provide that tax consequences described above with respect to disqualifying dispositions would apply, except that no capital gain would be recognized with respect to such disqualifying disposition. In addition, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined, in a manner prescribed in proposed regulations under the Code.

         If a Participant uses shares acquired upon the exercise of an ISO to exercise an ISO and such use of such shares does not constitute a disqualifying disposition of the shares so surrendered or, if the Participant uses other shares of the Company to exercise an ISO, the Participant will not recognize any income or gain or loss upon exercise of the ISO. In such case, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined, in a manner prescribed in proposed regulations under the Code.

         The Company is not entitled to a deduction as the result of the grant or exercise of an ISO. If the Participant has compensation taxable as ordinary income as a result of a disqualifying disposition, the Company will be entitled to a deduction of an equivalent amount in the taxable year of the Company in which the disposition occurs.

         SARs. A Participant will not be deemed to receive any income at the time a SAR is granted, nor will the Company be entitled to a deduction at that time. However, when any part of the SAR is exercised, the Participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the amount of cash received. The Company will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the Participant.

          Phantom Stock. A Participant will not be deemed to receive any income at the time shares of Phantom Stock are granted, nor will the Company be entitled to a deduction at that time. However, when shares of Phantom Stock vest, the Participant will be deemed to have received compensation taxable as ordinary income in the amount of the cash received. The Company will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the Participant.

         Restricted Stock. A Participant will not be deemed to receive any income at the time shares of Restricted Stock are granted or issued, nor will the Company be entitled to a deduction at that time. However, when shares of Restricted Stock vest, the Participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the Fair Market Value of the shares of Restricted Stock on the date on which they vest. However, a Section 16 Person would not be required to recognize income in connection with the grant of Restricted Stock until the later of (a) the date the Restricted Stock vests and (b) the expiration of six months after the date of grant. If, however, a Participant files an appropriate election under Section 83(b) of the Code with the IRS within thirty days of the issuance of the Restricted Stock, the Participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the Fair Market Value of the shares of Restricted Stock on the date on which they are issued. The Participant will not be entitled to a deduction if the Restricted Stock is subsequently forfeited. The Company will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the Participant.

         THE PROPOSAL TO ADOPT THE 2000 STOCK INCENTIVE PLAN WILL BE ADOPTED IF APPROVED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK OF THE COMPANY IN ATTENDANCE OR REPRESENTED AT THE MEETING. THE BOARD OF DIRECTORS URGES YOU TO VOTE FOR THE PROPOSAL TO ADOPT THE 2000 STOCK INCENTIVE PLAN.

                          COMPENSATION COMMITTEE REPORT

Compensation Philosophy

         In determining the compensation of the Chief Executive Officer (the "CEO") and the other executive officers of the Company and its subsidiaries, the Compensation Committee seeks to align compensation with the attainment of the Company's objectives, the Company's performance, and the attraction and retention of individuals who contribute to the Company's success. For the CEO and the other named executive officers, the Compensation Committee makes recommendations to the Board of Directors, and final compensation decisions are made by the full Board. The Compensation Committee believes that compensation should:

         - relate to the value created for shareholders by being directly tied to the financial performance and condition of the Company and the particular executive officer's contribution thereto;

         - reward individuals who help the Company achieve its short-term and long-term objectives and thereby contribute significantly to the success of the Company;

         - help to attract and retain the most qualified individuals in the natural gas and oil and gas producing industries by being competitive with compensation paid to persons having similar responsibilities and duties in other companies in the same and closely related industries; and

         - reflect the qualifications, skills, experience, and responsibilities of the particular executive officer.

         In determining executive compensation, the Company uses peer group comparisons. The industry group indices shown in the performance chart reported in this Proxy Statement include a number of the companies that are used for compensation analysis. Compensation packages are targeted to the median of the range of compensation paid by comparable companies. Executive compensation paid by the Company during 1999 generally corresponded to the 50th to 75th percentile of compensation paid by comparable companies.

         Changes made to the Internal Revenue Code in 1993 could potentially limit the ability of the Company to deduct, for federal income tax purposes, certain compensation in excess of $1,000,000 per year paid to individuals named in the summary compensation table. The Company believes that all compensation paid in 1999 will be fully deductible. Further, none of the named individuals received compensation in excess of $1,000,000 during 1999. If, in the future, it appears that the compensation paid to a named individual may be in excess of limitations imposed on deductibility for federal income tax purposes, the Company will seek ways to maximize the deductibility of compensation payments without compromising the Company's or the Compensation Committee's flexibility in designing effective compensation plans that can meet the Company's objectives and respond quickly to marketplace needs. Although the Compensation Committee will from time to time review the advisability of making changes in compensation plans to reflect changes in government-mandated policies, it will not do so unless it feels that such changes are in the best interest of the Company and/or its shareholders.

Components of Compensation

         Base Salary. In establishing the base salaries of the CEO and the other executive officers, the Compensation Committee examines competitive peer group surveys and data in order to determine whether the total compensation package is competitive with compensation offered by other companies in the natural gas and oil and gas producing industries which are similar in terms of the complexity of their operations and which offer the most direct competition for competent executives. The Compensation Committee also takes into account the Company's financial and operating performance as compared with the industry mean and the individual performance of the Company's executives as compared to the Compensation Committee's expectations of performance for top level executives in general. The Compensation Committee also considers the diverse skills required of its executive management to expand the exploration and production segment of its operations while maintaining satisfactory performance in the highly regulated gas distribution segment. In addition, the Compensation Committee considers the particular executive's performance, responsibilities, qualifications, and experience in the natural gas industry. The Compensation Committee is periodically advised by outside compensation consultants on its compensation policies and receives evaluations from the appropriate level of management concerning the performance of executives within their range of reporting responsibilities.

         The minimum base salary for Mr. Korell has been incorporated into an employment agreement as further described under the heading "Agreements
Concerning Employment and Changes in Control." Changes in base salary also affect other elements of compensation including: (i) awards under the Company's Incentive Compensation Plan, (ii) pension benefits, (iii) Company matching portions of 401(k) and Nonqualified Plan contributions, and (iv) life insurance and disability benefits.

         Incentive Compensation Plan. The Company maintains an Incentive Compensation Plan (the "Incentive Plan") applicable to executives with responsibility for the Company's major business segments. The Incentive Plan is intended to encourage and reward the achievement of (1) earnings and cash flow targets, (2) a defined reserve replacement ratio, (3) target returns on capital investments, (4) production, reserve addition, and investment goals in the exploration and production group, (5) controlling utility expenditures while maximizing utility throughput, and (6) gas marketing margins. These criteria are deemed by the Compensation Committee to be critical to increasing shareholder value, and the applicability of each of these criteria in determining awards to any particular executive depends on the responsibilities of that executive. A portion of each award under the Incentive Plan is an automatic award based upon the achievement of these corporate financial objectives, and a portion is discretionary based on a subjective evaluation of the executive's performance by the Compensation Committee. The Incentive Plan is also designed to assist in the attraction and retention of qualified employees, to further link the financial interest and objectives of employees with those of the Company, and to foster accountability and teamwork throughout the Company.

         The CEO and the executive officers have responsibilities directly affecting the Company's operations and are assigned target, minimum, and maximum award levels expressed as a percentage of their base salary. In 1999, the target awards which could be paid based on attainment of corporate performance measures ranged from 22.5% to 30% of base salary for these individuals, the minimum awards ranged from 11.25% to 15% of base salary, and the maximum awards which could be paid ranged from 45% to 60% of base salary. None of these awards are paid if corporate performance as determined by the corporate performance measures is below a specified level. In addition, the participating executives are eligible for discretionary awards based upon their individual performance, which when combined with the performance measure award could achieve a total targeted bonus ranging from 37.5% to 50% of base salary. Payouts under the Incentive Plan will be based on the achievement of corporate financial profit objectives, business unit results, and the Committee's evaluation of individual performance. Awards are payable in cash, restricted Common Stock of the Company, or a combination of cash and restricted Common Stock.

         Generally, when multiple factors are considered to measure the performance of the Company's executives, such factors are equally weighted in determining the Company performance portion of an executive's bonus. In determining automatic awards under the Plan for the CEO and certain of the named executive officers, the Compensation Committee examines the following performance thresholds as compared to predetermined criteria: (1) cash flow per share, (2) reserve replacement ratio, (3) return on capital investments, and (4) earnings per share. Because these factors are weighted equally, proportionate awards are made if targets for at least one of the factors are met. In 1999, the cash flow per share and earnings per share minimum performance levels were not met, but the reserve replacement and return on capital investments performance levels were achieved. Discretionary awards for these executives are based on a subjective evaluation of the executive's performance by the Compensation Committee. Discretionary awards may be influenced by the performance of individual business segments, but are primarily intended to provide an incentive to recognize exceptional performance by an individual.

         Stock Incentive Plan. The CEO and other executive officers are also eligible to participate in the Company's 1993 Stock Incentive Plan (the "Stock Plan"). The Stock Plan is designed to attract and retain key executive employees by enabling them to acquire a proprietary interest in the Company and by tying executive rewards to shareholder interests. The Stock Plan provides for the granting of restricted stock, phantom stock, or options to purchase Common Stock of the Company and stock appreciation rights in such amounts as determined by the Compensation Committee on a discretionary basis. Limited stock appreciation rights are exercisable only upon a change in control and provide for certain cash payments in lieu of the exercise of the stock options to which they relate. Grants relating to 1999 performance were made at a price equal to the Fair Market Value on the date of grant. In addition, the Stock Plan provides for the granting of cash bonuses in connection with awards of restricted stock and stock bonuses when a participant is required to recognize income for federal or state income tax purposes with respect to such awards. The number of shares of the $.10 par value Common Stock of the Company which may be issued under the Stock Plan cannot exceed 1,700,000, subject to adjustment in the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, recapitalization, reclassification, merger, consolidation, combination, or exchange of shares, or any other similar event. Upon approval of shareholders, the 2000 Stock Incentive Plan will replace the Stock Plan as described under "Approval of 2000 Stock Incentive Plan." In determining the options granted to executive officers under the Stock Plan, the Compensation Committee considers a number of factors in addition to considering the goals of attracting and retaining such officers and tying their rewards to shareholder interests. The number of options and restricted shares awarded in fiscal 1999 were based partially upon an analysis of the value of long-term incentive plan awards made by the Company's competitive peer group. The Compensation Committee also evaluated the performance of the Company, the performance and responsibility of the particular executive, and the desirability of providing a particular executive with an adequate incentive to remain in the employ of the Company.

         In 1993, the annual component of the Company's former Annual and Long-Term Incentive Compensation Plan (the "Prior Plan") was replaced by the Company's Incentive Compensation Plan, discussed above. The long-term component of the Prior Plan was replaced by the 1993 Stock Incentive Plan for performance periods beginning after January 1, 1993, and the 2000 Stock Incentive Plan for performance periods beginning in 2000. Payouts of awards previously granted and payouts of awards related to five-year performance periods ending each year through December 31, 1997, will continue to be made under the Prior Plan through 2001. Key employees were selected annually to participate in the Prior Plan based on their ability to have a significant impact on the performance of the Company. Under the long-term incentive component of the Prior Plan, cash awards were based on the Company's performance during overlapping five-year periods. A new five-year performance period began each year on January 1, with the final five-year performance period beginning January 1, 1993. For all participants, awards were based equally on the compounded five-year growth in earnings per share and the cumulative five-year return on equity. Any award earned was payable at the rate of 20% per year, commencing at the end of each five-year performance cycle.

         Mr. Korell's base salary was $410,000 for 1999, and has been increased to $418,000 for 2000. Mr. Korell had a targeted annual bonus award of 50% of base salary, with minimum and maximum awards of 20% and 80%, respectively, depending upon the achievement of corporate performance measures. Of these awards, a portion is an automatic award based upon the achievement of the corporate financial objectives as described under the subheading, "Incentive Compensation Plan" above, and a portion is discretionary based on a subjective evaluation of Mr. Korell's performance by the Compensation Committee and the Board of Directors and may be influenced by the performance of individual business segments. The Company's attainment of certain performance measures in 1999, plus the discretionary component resulted in Mr. Korell being awarded a bonus of $160,000, or 39% of his base salary.

         In addition to the factors described above, in determining the salary and other forms of compensation for Mr. Korell, the Compensation Committee took into consideration Mr. Korell's substantial experience and standing in the industry.

                                                     ROBERT L. HOWARD
                                                 JOHN PAUL HAMMERSCHMIDT
                                                    KENNETH R. MOURTON
                                         Members of the Compensation Committee

                             EXECUTIVE COMPENSATION

         The following table contains information with respect to executive compensation paid or set aside by the Company for services in all capacities of the CEO and the next four most highly paid executive officers of the Company and its subsidiaries during the years indicated below.



                                                SUMMARY COMPENSATION TABLE


                                                                                    Long-Term Compensation
                                                                               ---------------------------------
                                                Annual Compensation                    Awards            Payouts
                                        ------------------------------------   ----------------------    -------

           (a)                (b)         (c)          (d)          (e)           (f)         (g)         (h)          (i)

                                                                   Other       Restricted  Securities
                                                                   Annual        Stock     Underlying     LTIP      All Other
                                        Salary        Bonus     Compensation     Awards     Options/     Payouts   Compensation
Name and Principal Position   Year        ($)          ($)          ($)         ($) (4)     SARs (#)       ($)         ($)
---------------------------   ----      -------      -------    ------------   ----------  ----------    -------   ------------
Harold M. Korell              1999      410,000      160,000      51,854(5)      57,000     129,750          -       14,957(6)
  President, Chief Executive  1998      329,167      135,000      28,405         26,947      75,000          -       12,032
  Officer and Director (1)    1997      186,506       80,000     274,675        342,125     100,000          -       33,076

Alan H. Stevens               1999      264,000      100,000      24,924(7)      28,500      68,250          -       40,661(8)
  President and Chief         1998      250,000      125,000     133,004        215,063     120,000          -       67,400
  Operating Officer,          1997           -            -           -              -           -           -           -
  Southwestern Energy
  Production Company and
  SEECO, Inc.  (2)

Greg D. Kerley                1999      235,000      100,000      26,763(9)      28,500      68,250       2,446       8,573(10)
  Executive Vice President    1998      203,875       90,000      21,878         21,938      20,000       2,446       7,305
  and Chief Financial         1997      169,600       40,000      31,841         35,875      11,100       2,446       6,088
  Officer

George A. Taaffe              1999       72,820       21,400      24,369(11)     32,325      18,600          -        7,231(12)
  Senior Vice President,      1998           -            -           -              -           -           -           -
  General Counsel and         1997           -            -           -              -           -           -           -
  Secretary (3)

Debbie J. Branch              1999      179,500       60,000      27,615(13)      6,900      10,000          -        6,548(14)
  Senior Vice President,      1998      175,000       65,000      30,485         10,969      11,100          -        6,279
  Southwestern Energy         1997      156,000       78,000      53,374         35,875      11,100          -        5,597
  Services Company and
  Southwestern Energy
  Pipeline Company (2)

------------------------

(1)      Mr. Korell was named Chief Executive Officer on January 1, 1999.

(2)      Southwestern  Energy  Production  Company,   SEECO, Inc.,  Southwestern
         Energy Services Company, and Southwestern Energy Pipeline Company are wholly-owned subsidiaries of the Company.

(3) Mr. Taaffe joined the Company as its Senior Vice President, General Counsel and Secretary on July 27, 1999.

(4) Restricted stock awards for executives typically vest ratably over three years. In connection with the employment of Mr. Taaffe in 1999, he was awarded 3,000 shares of restricted stock that vests ratably over three years. In connection with the employment of Mr. Stevens in 1998, he was awarded 15,000 shares of restricted stock that vests ratably over three years. In connection with the employment of Mr. Korell in 1997, he was awarded 20,000 shares of restricted stock that vests at the end of three years. The value of all nonvested restricted shares held by Messrs. Korell, Stevens, Kerley, Taaffe, and Ms. Branch at December 31, 1999, was $246,953, $109,922, $53,386, $27,562, and
         $21,112, respectively. Dividends are paid on all restricted stock.

                                       17

(5) Includes $44,474 as a bonus for the payment of income taxes related to the restricted stock grants made during 1999.

(6) Includes $12,300 as the Company matching portion of Nonqualified Plan contributions and $2,657 as the cost of life insurance.

(7) Includes $17,544 as a bonus for the payment of income taxes related to the restricted stock grants made during 1999.

(8) Includes $7,950 as the Company matching portion of Nonqualified Plan contributions, $1,711 as the cost of life insurance, $6,000 of imputed interest income related to a $125,000 loan the Company made to Mr. Stevens in connection with his employment, and $25,000 of the loan which was forgiven in 1999. Under the terms of the loan agreement, the $125,000 loan is forgiven at the rate of 20% per year.

(9) Includes $19,383 as a bonus for the payment of income taxes related to the restricted stock grants made during 1999.

(10)     Includes  $7,050  as  the   Company  matching  portion  of  401(k)  and
         Nonqualified Plan contributions and $1,523 as the cost of life insurance.

(11) Includes $21,985 as a bonus for the payment of income taxes related to the restricted stock grants made during 1999.

(12) Includes $4,799 of moving and relocation expenses, $2,000 as the Company matching portion of 401(k) Plan contributions, and $432 as the cost of life insurance. In connection with his employment, the Company made a loan to Mr. Taaffe dated March 6, 2000, in the amount of $75,000. This loan, which is non-interest bearing, will be forgiven at the rate of 20% per year.

(13) Includes $4,081 as a bonus for the payment of income taxes related to the restricted stock grants made during 1999 and $16,934 as a bonus for the payment of income taxes related to the 1996 restricted stock grant that vested during 1999.

(14) Includes $5,385 as the Company matching portion of Nonqualified Plan contributions, and $1,163 as the cost of life insurance.



                                  OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                           Potential Realizable
                                                                             Value at Assumed
                                                                           Annual Rates of Stock
                                                                           Price Appreciation for
                           Individual Grants                                  Option Term (3)
-----------------------------------------------------------------------   -------------------------

        (a)                (b)          (c)          (d)         (e)       (f)     (g)       (h)

                                     % of Total
                       Number of      Options/
                       Securities       SARs
                       Underlying    Granted to   Exercise
                        Options/     Employees    or Base
                          SARs       in Fiscal     Price     Expiration
       Name            Granted (1)     Year      ($/Sh) (2)     Date     0% ($)  5% ($)    10% ($)
---------------------  -----------  -----------  ----------  ----------  ------  -------  ---------
Harold M. Korell.....    129,750       25.8%       6.000      12/16/09     -     489,594  1,240,729

Alan H. Stevens......     68,250       13.6%       6.000      12/16/09     -     257,532    652,638

Greg D. Kerley.......     68,250       13.6%       6.000      12/16/09     -     257,532    652,638

George A. Taaffe.....      6,600        1.3%       6.000      12/16/09     -      24,904     63,112
                          12,000        2.4%       8.375      07/27/09     -      63,204    160,171

Debbie J. Branch.....     10,000        2.0%       6.000      12/16/09     -      37,734     95,625

------------------------

(1) All 1999 grants vest and become exercisable ratably over three years beginning one year from the date of grant or immediately upon a "change in control." All 1999 grants expire after ten years from the date of grant but may expire earlier upon termination of employment. Limited stock appreciation rights were granted in tandem with all options granted in 1999.

(2) The exercise price reflects the Fair Market Value of the Company's Common Stock on the date of grant.

(3) Realizable values are reported net of the option exercise price, but before taxes associated with exercise. The dollar amounts shown are the result of calculations using 0%, 5% and 10% rates of appreciation from the exercise price as specified by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Company's stock price. The assumed annual appreciation of 5% and 10% on the options granted at $6.00 would result in the price of the Company's stock increasing to $9.77 and $15.56, respectively. Realization by optionees of the amounts shown are dependent on future increases in the price of the Company's Common Stock and the continued employment of the optionee with the Company. The options have no value if the Company's Common Stock does not appreciate, as shown in the 0% column.



                     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


        (a)               (b)             (c)                     (d)                               (e)

                                                          Number of Securities             Value of Unexercised
                                                         Underlying Unexercised          In-the-Money Options/SARs
                                                       Options/SARs at FY-End (#)            at FY-End ($) (3)
                         Shares                     --------------------------------  --------------------------------
                      Acquired on       Value
       Name           Exercise (#)  Realized($)(1)  Exercisable(2)  Unexercisable(2)  Exercisable(2)  Unexercisable(2)
--------------------  ------------  --------------  --------------  ----------------  --------------  ----------------
Harold M. Korell....       -               -            91,666          213,084              -            72,984

Alan H. Stevens.....       -               -            40,001          148,249              -            38,391

Greg D. Kerley......       -               -            35,363          135,284              -            38,391

George A. Taaffe....       -               -                -            18,600              -             3,713

Debbie J. Branch....       -               -            15,600           21,100              -             5,625

------------------------

(1) Reflects the difference between exercise price and issuance price on the number of shares exercised. During 1999 no options were exercised.

(2) All 1995 through 1999 grants vest and become exercisable ratably over three years beginning one year from the date of grant or immediately upon a "change in control." All 1994 grants vest and become exercisable ratably over the four year period beginning six years from the date of grant or sooner upon achievement of certain performance objectives, upon a "change in control" as defined under "Agreements Concerning Employment and Changes in Control," or upon retirement. All grants made prior to 1993 are presently exercisable and expire on the earlier of
         (a) ten years and one day from the date of grant, or (b) termination of employment other than for retirement due to age or disability. All 1993 through 1999 grants expire after ten years from the date of grant but may expire earlier upon termination of employment. Limited stock appreciation rights were granted in tandem with all options granted in 1993 through 1999.

(3) Values are calculated as the difference between the exercise price of the options/LSARs and the market value of the Company's Common Stock as of December 31, 1999 ($6.5625/share).

             Agreements Concerning Employment and Changes in Control

         On April 28, 1997, the Company entered into an employment agreement with Mr. Korell for the term of his employment, under which Mr. Korell will be paid a minimum base salary of $275,000 per year and will be entitled to participate in any of the Company's compensation or benefit plans for which he otherwise qualifies. Mr. Korell also was appointed a director October 28, 1998.

         Effective February 17, 1999, the Company entered into amended Severance Agreements with Messrs. Korell, Stevens, Kerley, and Ms. Branch which replaced substantially similar severance agreements which were currently in place. On July 27, 1999, the Company entered into a Severance Agreement with Mr. Taaffe. The Severance Agreements provide that if within three years after a "change in control" of the Company the officer's employment is terminated by the Company without cause, the officer is entitled to a payment equal to the product of 2.99 and the officer's "base amount." "Base amount" is defined as base salary as of the executive's termination date plus the maximum bonus opportunity available to the executive under the Incentive Compensation Plan. In addition, the officer will be entitled to continued participation in certain insurance plans and fringe benefits from the date of the termination of employment until the earliest of (a) the expiration of three years, (b) death, or (c) the date he or she is afforded a comparable benefit at comparable cost by a subsequent employer.

         Messrs. Korell, Stevens, Kerley, Taaffe, and Ms. Branch are also entitled to the severance benefits described above if within three years after a "change in control" they voluntarily terminate employment with the Company for "good reason."

         For purposes of the severance agreements, a "change in control" includes (i) the acquisition by any person (other than, in certain cases, an employee of the Company) of 20% or more of the Company's voting securities, (ii) approval by the Company's shareholders of an agreement to merge or consolidate the Company with another corporation (other than certain corporations controlled by or under common control with the Company), (iii) certain changes in the composition of the Board of Directors of the Company, (iv) any change in control which would be required to be reported to the shareholders of the Company in a proxy statement and (v) a determination by a majority of the Board of Directors that there has been a "change in control" or that there will be a "change in control" upon the occurrence of certain specified events and such events occur. "Good reason" includes (i) a reduction in the employee's employment status or responsibilities, (ii) a reduction in the employee's base salary, (iii) a change in the employee's principal work location, and (iv) certain adverse changes in the Company's incentive or other benefit plans.

         The Company's 1993 Stock Incentive Plan provides that all outstanding stock options and all limited, tandem, and stand-alone stock appreciation rights become exercisable immediately upon a "change in control". The Stock Plan also provides that all shares of restricted and phantom stock which have not previously vested or been cancelled or forfeited shall vest immediately upon a "change in control." For purposes of the Stock Plan, a "change in control" has the same meaning contained in the Company's Severance Agreements as defined above.

         The Company's Incentive Compensation Plan adopted in 1993 provides that all restrictions on shares of restricted stock granted pursuant to the Incentive Plan shall lapse upon a "change in control," as defined in the Company's Severance Agreements. This plan also provides that upon a participant's termination of employment under certain conditions on or after a "change in control" all determined but unpaid Incentive Awards shall be paid immediately, and any undetermined awards shall be determined and paid based on projected performance factors calculated in accordance with the plan.

                             STOCK PERFORMANCE CHART

The following chart compares for the last five years, the performance of the Company's Common Stock to the S&P Smallcap 600 Index and the Dow Jones Oil -
Secondary Index. The Chart assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1994, and that all dividends were reinvested.



                                   1994  1995  1996  1997  1998  1999
                                   ----  ----  ----  ----  ----  ----
Southwestern Energy Company         100    87   105    91    55    49
S&P Smallcap 600 Index              100   130   158   198   195   220
Dow Jones Oil - Secondary Index     100   113   137   143   102   113


                                  PENSION PLANS

         Prior to January 1, 1998, the Company maintained a traditional defined benefit plan (the "Pension Plan") with benefits payable based upon average final compensation and years of service. Effective January 1, 1998, the Company amended its Pension Plan to become a "cash balance" plan on a prospective basis for its non-bargaining employees. A cash balance plan provides benefits based upon a fixed percentage of an employee's annual compensation.

         Employees who were participants in the Pension Plan as of January 1, 1998 are entitled to annual benefits payable upon retirement based upon current remuneration and years of service through December 31, 1997 as follows:


                                          PENSION PLAN TABLE


                                          Years of Service Through December 31, 1997
                       ---------------------------------------------------------------------------

       Remuneration       5            10           15            20           30            40
       ------------    -------      -------      --------      --------     --------      --------
        $150,000       $11,250      $22,500      $ 33,750      $ 45,000     $ 67,500      $ 90,000
         180,000        13,500       27,000        40,500        54,000       81,000       108,000
         210,000        15,750       31,500        47,250        63,000       94,500       126,000
         240,000        18,000       36,000        54,000        72,000      108,000       144,000
         270,000        20,250       40,500        60,750        81,000      121,500       162,000
         300,000        22,500       45,000        67,500        90,000      135,000       180,000
         330,000        24,750       49,500        74,250        99,000      148,500       198,000
         360,000        27,000       54,000        81,000       108,000      162,000       216,000
         390,000        29,250       58,500        87,750       117,000      175,500       234,000
         420,000        31,500       63,000        94,500       126,000      189,000       252,000
         450,000        33,750       67,500       101,250       135,000      202,500       270,000
         480,000        36,000       72,000       108,000       144,000      216,000       288,000


                                                    Years of
                                                    Credited     Current
                                                    Service    Remuneration
                                                    Through    Covered Under
                                 Name               12/31/97   the Plans (1)
                                 ----               --------   -------------

                        Harold M. Korell.......         1        $410,000
                        Alan H. Stevens........         -         264,000
                        Greg D. Kerley.........         8         235,000
                        George A. Taaffe.......         -          72,820(2)
                        Debbie J. Branch.......         2         179,500

----------------

(1) The Internal Revenue Code (the "Code") limits both the amount of compensation that may be used for purposes of calculating a participant's Pension Plan benefit and the maximum annual benefit payable to a participant under the Pension Plan. For the 1999 plan year, (i) a participant's compensation in excess of $160,000 is disregarded for purposes of determining average compensation and (ii) the maximum annual Pension Plan benefit permitted under the Code is $130,000. The numbers presented in the table disregard these limitations because the Company's Supplemental Retirement Plan ("SERP"), discussed below, provides participants with a supplemental retirement benefit to compensate them for the limitation on benefits imposed by the Code.

 (2)  Represents salary and services rendered from July 27, 1999.


         The Company's Pension Plan provides for defined benefits to eligible officers and employees in the event of retirement at a specified age based on number of years of service through December 31, 1997 and average monthly compensation during the five years of highest pay in the last ten years before terminating.

         Under the cash balance provisions of the Pension Plan, which became effective January 1, 1998, each participant has a hypothetical account, for recordkeeping purposes only, to which credits are allocated annually based upon a percentage of the participant's remuneration. The applicable percentage is equal to 6% plus an additional percentage for participants in the Pension Plan as of January 1, 1998. The additional percentage is based upon a participant's age, and is designed to approximate any lost benefits due to the change to a cash balance plan. The additional percentage is equal to 6.3% for Mr. Korell, 3.7% for Mr. Kerley, and 4.1% for Ms. Branch.

         All balances in the cash balance account also earn a fixed rate of interest which is credited annually. The interest rate for a particular year is the annual rate of interest of the 30-year treasury securities for November of the prior year. Interest is credited as long as the participant's balance remains in the Pension Plan.

         At retirement or termination of employment, the vested amount credited to a participant is payable to the participant in the form of a lump sum or in lifetime monthly payments. The estimated annual benefit payable upon retirement related to the cash balance provisions of the Pension Plan and SERP at December 31, 1999, is $74,826 for Mr. Korell, $22,762 for Mr. Stevens, $96,099 for Mr.
Kerley, $18,900 for Mr. Taaffe, and $54,282 for Ms. Branch. These projections are based on the following assumptions; (1) participant remains employed until age 65; (2) the 1999 remuneration remains constant; and (3) interest credit of 6.00% for all years.

         On May 31, 1989, the Company adopted a Supplemental Retirement Plan which provides benefits equal to the amount which would be payable under the Pension Plan in the absence of certain limitations of the Code, less the amount actually paid under the Pension Plan. In the event of a "change in control" as defined under "Agreements Concerning Employment and Changes in Control," the benefits of a participant then employed by the Company would be determined as if the participant had credit for three additional years of service.

         The remuneration covered by the Pension Plan includes wages and salaries but excludes Incentive Awards, bonuses, and fees. The benefit amounts listed above are not subject to any deductions for Social Security benefits or other offset amounts.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP, with offices at 6450 South Lewis, Suite 300, Tulsa, Oklahoma 74136-1068, has been the independent public accounting firm of the Company since 1979. Representatives will be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement to shareholders if they so desire. The representatives will also be available to respond to appropriate questions from shareholders. There have been no disagreements with the independent public accountants on accounting and financial disclosure.

                        PROPOSALS FOR 2001 ANNUAL MEETING

         Shareholder's proposals intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company at its principal offices not later than November 30, 2000, for inclusion in the 2001 Proxy Statement and form of proxy. Proposals intended to be the subject of a separate solicitation may be brought before the 2001 Annual Meeting by shareholders provided that written notice of any such proposal is received at the Company's principal executive offices not less than 50 nor more than 75 days prior to the called meeting date. If less than 65 days notice of the 2000 Annual Meeting is given, written notice of any such proposal must be received no later than the close of business on the 15th day following the day on which notice of the annual meeting date was mailed. The Company's by-laws require that notices of shareholder proposals contain certain information about any proposal and the proposing shareholder. A copy of the relevant by-law provisions may be obtained by contacting Mr. George A. Taaffe, Secretary, Southwestern Energy Company, 1083 Sain Street, P. O. Box 1408, Fayetteville, Arkansas 72702-1408, (501) 521-1141.

                                 OTHER BUSINESS

         While the Notice of Annual Meeting of Shareholders calls for transaction of such other business as may properly come before the meeting, the Company's management has no knowledge of any matters to be presented for action by shareholders at the meeting other than as set forth in this Proxy Statement. If any other business should come before the meeting, the persons named in the proxy have discretionary authority to vote in accordance with their best judgment. Shareholders may bring additional proposals before the meeting provided written notice of any such proposal is received at the Company's principal executive offices no later than the close of business on April 13, 2000. The Company's by-laws require that this notice must contain certain information about any proposal and the proposing shareholder. A copy of the relevant by-law provisions may be obtained by contacting Mr. George A. Taaffe, Secretary, Southwestern Energy Company, 1083 Sain Street, P. O. Box 1408, Fayetteville, Arkansas 72702-1408, (501) 521-1141.

         Any shareholder who has not received a copy of the Company's Annual Report and Form 10-K may obtain a copy free of charge by contacting Mr. George
A. Taaffe, Southwestern Energy Company, 1083 Sain Street, P.O. Box 1408, Fayetteville, Arkansas 72702-1408.

                                          By Order of the Board of Directors

                                                  GEORGE A. TAAFFE
                                                     Secretary

Dated:  March 29, 2000

                                   APPENDIX A

                           SOUTHWESTERN ENERGY COMPANY

                            2000 STOCK INCENTIVE PLAN

                         (As Adopted February 18, 2000)

1.  Purpose of the Plan

         This Southwestern Energy Company 2000 Stock Incentive Plan is intended to promote the interests of the Company and its shareholders by providing the employees of the Company and eligible non-employee directors of Southwestern Energy Company, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company.

2.  Definitions

         As used in the Plan, the following definitions apply to the terms indicated below:

         (a) "Board  of  Directors" shall   mean  the   Board  of  Directors  of
Southwestern.

         (b) "Cause" when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company on account of (i) the willful and continued failure by the Participant to substantially perform his duties and obligations (other than any such failure resulting from his incapacity due to physical or mental illness), after a written demand for substantial performance has been delivered to the Participant by the Company or by the Participant's supervisor, which demand identifies in reasonable detail the manner in which the Participant is believed to have not substantially performed his or her duties,
(ii) the Participant's willful and serious misconduct which has resulted in or could reasonably be expected to result in material injury to the business, financial condition or reputation of the Company, (iii) the Participant's conviction of, or entering of a plea of nolo contendere to, a crime that constitutes a felony or serious misdemeanor or (iv) the breach by the Participant of any written covenant or agreement with the Company not to disclose any information pertaining to the Company or not to compete or interfere with the Company.

         (c) "Change in Control" shall mean the occurrence of any of the following:

             (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), an "Acquiring Person") becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Southwestern representing 20% or more of the combined voting power of Southwestern's then outstanding securities, provided, however, that any acquisition by (A) Southwestern or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by Southwestern or any of its subsidiaries or (B) any corporation with respect to which, immediately following such acquisition, more than 60% of, respectively, the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, in the aggregate by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Southwestern Common Stock and Southwestern voting securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the outstanding Southwestern Common Stock and Southwestern voting securities, as the case may be, shall not constitute a Change in Control;

             (ii) consummation by Southwestern of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were their respective beneficial owners of the outstanding Southwestern Common Stock and Southwestern voting securities immediately prior to such Business Combination do not in the aggregate, immediately following such Business Combination, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the outstanding Southwestern Common Stock and Southwestern voting securities, as the case may be;

             (iii) any individual who is nominated by the Board for election to the Board on any date fails to be so elected as a direct or indirect result of any proxy fight or contested election for positions on the Board;

             (iv) a "change in control" of Southwestern of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act occurs;

             (v) (A) a complete  liquidation or  dissolution of  Southwestern or
         (B) a sale or other disposition of all or substantially all of the assets of both the Exploration and Production and the Utility business segments of Southwestern other than to a corporation with respect to which, immediately following such sale or disposition, more than 80% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, in the aggregate by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Southwestern Common Stock and Southwestern voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the outstanding Southwestern Common Stock and Southwestern voting securities, as the case may be, immediately prior to such sale or disposition;

             (vi) other than with respect to a person who is employed in the Utility business segment of Southwestern, the sale or other disposition of all or substantially all the assets of the Exploration and Production business segment other than to a corporation with respect to which, immediately following such sale or disposition, more than 80% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, in the aggregate by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Southwestern Common Stock and Southwestern voting securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the outstanding Southwestern Common Stock and Southwestern voting securities, as the case may be, immediately prior to such sale or disposition; or

             (vii) a majority of the Board determines in its sole and absolute discretion that there has been a Change in Control of Southwestern or that there will be a Change in Control of Southwestern upon the occurrence of certain specified events and such events occur.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (e) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

         (f) "Common Stock" shall mean Southwestern's Common Stock, $.10 par value per share, or any other security into which the common stock shall be changed pursuant to the adjustment provisions of Section 11 of the Plan.

         (g) "Company" shall mean Southwestern and each of its Subsidiaries.

         (h) "Director" shall mean a member of the Board of Directors who is not at the time of reference an employee of the Company and who is entitled to receive an Incentive Award pursuant to Section 10 hereof.

         (i) "Director's Option" shall mean an Option granted to a Director pursuant to Section 10 hereof. Each Director's Option shall be a Non-qualified Stock Option.

         (j) "Disability" shall mean a condition entitling a Participant to benefits under the long-term disability policy maintained by the Company and applicable to him and for a Director shall mean any physical or mental condition that prevents a Director from being able to perform the duties of a director for a period of twelve consecutive months.

         (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (l) "Fair Market Value" shall mean, with respect to a share of Common Stock, as of the applicable date of determination (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System or
(iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

         (m) "Incentive Award" shall mean an Option, SAR, share of Phantom Stock or a share of Restricted Stock granted to a Participant pursuant to the terms of the Plan or a Director's Option granted to a Director pursuant to the terms of the Plan.

         (n) "Incentive Stock Option" shall mean an Option granted to a Participant which, at the date of grant, is intended to be an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

         (o) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by Southwestern pursuant to the terms of Section 9(b) hereof.

         (p) "Non-Qualified Stock Option" shall mean an Option granted to a Participant or Director which is not an Incentive Stock Option.

         (q) "Option" shall mean an option to purchase shares of Common Stock granted to a Participant or a Director pursuant to the terms of the Plan. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

         (r) "Participant" shall mean an employee of the Company who is eligible to participate in the Plan and to whom one or more Incentive Awards have been granted pursuant to the Plan and, following the death of any such employee, his successors, heirs, executors and administrators, as the case may be.

         (s) "Person" shall mean a "person," as such term is used in Section 13(d) and 14(d) of the Exchange Act.

         (t) "Phantom Stock" shall mean the right granted to a Participant to receive a payment in cash equal to the Fair Market Value of a share of Common Stock, which right is granted pursuant to Section 8 hereof and subject to the terms and conditions contained therein and in any agreement evidencing such share of Phantom Stock.

         (u) "Plan" shall mean this Southwestern Energy Company 2000 Stock Incentive Plan, as it may be amended from time to time.

         (v) "Restricted Stock" shall mean a share of Common Stock which is granted to a Participant pursuant to Section 9 hereof and which is subject to the restrictions set forth in Section 9(c) hereof for so long as such restrictions continue to apply to such share.

         (w) "Retirement" shall mean the termination of the employment of a Participant with the Company on or after (i) the first date on which the Participant has both attained age 55 and completed 5 years of service with the Company or (ii) the date on which the Participant attains age 65.

         (x)  "SAR"  shall  mean  a  stock   appreciation  right  granted  to  a
Participant pursuant to Section 7 hereof which is not related to any Option.

         (y) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (z) "Southwestern" shall mean Southwestern Energy Company, an Arkansas corporation, and any successor thereto.

         (aa) "Subsidiary" shall mean any "subsidiary corporation" within the meaning of Section 425(f) of the Code.

         (bb) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.  Stock Subject to the Plan

         Under the Plan,  the Committee may grant to  Participants  (i) Options,
(ii) SARs, (iii) shares of Phantom Stock and/or (iv) shares of Restricted Stock. In addition, Directors will be granted Director's Options pursuant to the provisions of Section 10 hereof.

         Subject to adjustment as provided in Section 11 hereof and the following provisions of this Section 3, the maximum number of shares of Common Stock that may be covered by Incentive Awards granted under the Plan shall not exceed 1,250,000 shares. In addition, subject to adjustment as provided in
Section 11 hereof, the maximum number of shares of Common Stock that may be covered by Incentive Awards granted to any single Participant in any calendar year shall not exceed 312,500 shares; provided that the maximum number of shares of Common Stock that may be covered by shares of Restricted Stock or Phantom Stock that may be granted to any single Participant during the life of the Plan shall not exceed 200,000 shares; and provided further that the maximum number of shares of Common Stock that may be covered by shares of Restricted Stock that may be granted to all Participants shall not exceed 400,000 shares.

         To the extent that any Incentive Award granted under the Plan or any incentive award granted under the Southwestern Energy Company 1993 Stock Incentive Plan and the Southwestern Energy Company 1993 Stock Incentive Plan for Outside Directors expires, terminates or is cancelled or otherwise settled for any reason without the issuance of all or any portion of the shares of Common Stock covered by such Incentive Award or incentive award, such unissued shares of Common Stock shall again be available for grant under the Plan. The Committee shall not have the right to grant new Incentive Awards in substitution for the outstanding Incentive Awards previously granted to Participants.

         Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

4.  Administration of the Plan

         The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, at least two of whom qualify as a "disinterested person," within the meaning of Rule 16b-3 promulgated under
Section 16 of the Exchange Act, and an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(2). The Committee shall, consistent with the terms of the Plan, from time to time designate the employees of the Company who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. Director's Options shall be granted pursuant to Section 10 hereof. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof. In addition, the Committee may authorize an executive officer of the Corporation to grant Incentive Awards of a specified type, covering a specified aggregate number of shares of Common Stock and, in the case of any such grant of Options or SARs, at a specified exercise or base price (which may not be less than Fair Market Value on the date of grant) to a specified group of employees and within a specified period of time.

         The Committee shall have full, discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and the terms of any Incentive Award (and any agreement evidencing any Incentive Award) granted thereunder and to adopt and amend from time to time such rules and regulations for the administration of the Plan as the Committee may deem necessary or appropriate. Decisions of the Committee shall be final, binding and conclusive on all parties.

         At or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant's employment during which any such Incentive Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award.

         Whether an  authorized  leave of  absence,  or absence in  military  or
government  service,   shall  constitute  termination  of  employment  shall  be
determined by the Committee.

         No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and Southwestern shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.  Eligibility

         The employees who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those employees of the Company that the Committee shall select from time to time, including those key employees (including officers of Southwestern, whether or not they are directors of Southwestern) who are largely responsible for the management, growth and protection of the business of the Company. Directors who are entitled to receive Incentive Awards pursuant to Section 10 hereof shall be eligible to participate in the Plan. All Incentive Awards granted under the Plan shall be evidenced by a separate written agreement entered into by the Company and the recipient of such Award.


6.  Options

         The Committee may from time to time grant Options pursuant to the Plan to Participants who are not Directors, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

         (a)  Identification of Options

         All Options granted under the Plan shall be identified in the agreement evidencing such Options as either Incentive Stock Options or Non-Qualified Stock Options.

         (b)  Exercise Price

         The exercise price per share of Common Stock covered by any Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Option is granted.

         (c)  Term and Exercise of Options

         (1) Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on or after the date such Option is granted; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such Option.

         (2) Each Option may be exercised in whole or in part, to the extent such Option is vested on the date of exercise; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

         (3) An Option shall be exercised by delivering notice to Southwestern's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer, (ii) through a directed brokerage service, if any is made available to Participants by the Company or (iii) subject to the approval of the Committee, in shares of Common Stock that have been owned by the Participant for at least six months prior to the effective date of exercise and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of Southwestern, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of Southwestern shall require from time to time.

         (4) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised.

         (5) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. Notwithstanding the foregoing, with the prior consent of the Committee, any Non-Qualified Stock Option, including the right to exercise such option, may be transferred by a Participant during the Participant's lifetime, but only to: (i) one or more of a Participant's spouse or natural or adopted lineal descendants; or (ii) a trust, partnership, or corporation or other similar entity which is owned solely by one or more of the Participant's spouse or natural or adopted lineal descendants or which will hold such Non-Qualified Stock Options solely for the benefit of one or more of such persons.

         (d) Limitations on Grant of Incentive Stock Options

         (1) The aggregate fair market value (within the meaning of Section 422 of the Code) of the shares of Common Stock covered by "incentive stock options" (within the meaning of Section 422 of the Code) granted under the Plan and under any other plan, agreement or arrangement of the Company (or any "subsidiary" of Southwestern as such term is defined in Section 425 of the Code) which may become exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. To the extent, if any, that such aggregate fair market value limitation is exceeded, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such regulations, or in the event such regulations require or permit a designation of the options which shall cease to constitute incentive stock options, Incentive

Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

         (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Southwestern or any Subsidiary thereof, unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

         (e)  Effect of Termination of Employment

         (1) Unless the Committee provides otherwise on or after the date of grant, in the event that the employment of a Participant with the Company shall terminate for any reason other than Disability, Retirement, Cause or death (i) Options granted to such Participant, to the extent that they were vested and exercisable at the time of such termination, shall remain exercisable until the expiration of ninety days after such termination, on which date they shall expire to the extent not exercised, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its original term.

         (2) Unless the Committee provides otherwise on or after the date of grant, in the event that the employment of a Participant with the Company shall terminate on account of the Disability or Retirement of the Participant, such Participant shall be entitled to exercise at any time or from time to time after such termination and until the first anniversary of such termination, Options granted to him hereunder to the extent that such Options were vested and exercisable at the time of such termination provided however, that no Option shall be exercisable after the expiration of its original term.

         (3) Unless the Committee provides otherwise on or after the date of grant, in the event that the employment of a Participant with the Company shall terminate on account of the death of the Participant, such Participant's estate or beneficiary under his will shall be entitled to exercise, at any time or from time to time until the first anniversary of such termination, Options granted to him hereunder to the extent that such Options were exercisable at the time of such termination; provided, however, that no Option shall be exercisable after the expiration of its original term. Options that are not exercised prior to the first anniversary of such termination shall expire on such anniversary date.

         (4) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination; provided, however, that no Participant shall be deemed to have been terminated for Cause during the two year period following any Change in Control.

         (5) For purposes of this Section 6(e), an Option shall be deemed to be exercisable on the date of the termination of the employment of a Participant with the Company to the extent, if any, it becomes exercisable by acceleration by the Committee.

         (f)  Effect of Change in Control

         Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately vested and exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan and the agreement evidencing such Option.

         (g)  Cash Tax Bonuses and Loans

         (1) The Committee may grant to any Participant a cash tax bonus in an amount determined by the Committee to enable the Participant to pay any federal, state or local income taxes arising out of the exercise of an Option.

         (2) The Committee may provide a loan to any Participant in an amount determined by the Committee to enable the Participant to pay (i) any federal, state or local income taxes arising out of the exercise of an Option or (ii) the exercise price with respect to any Option. Any such loan (i) shall be for such term and at such rate of interest as the Committee may determine, (ii) shall be evidenced by a promissory note in a form determined by the Committee and executed by the Participant and (iii) shall be subject to such other terms and conditions as the Committee may determine.

7.  Stock Appreciation Rights

         The Committee may grant SARs pursuant to the Plan, which SARs shall be evidenced by an agreement in such form as the Committee shall from time to time approve. SARs shall comply with and be subject to the following terms and conditions:

         (a)  Exercise Price

         The exercise price per share of Common Stock covered by any SAR granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such SAR is granted.

         (b)  Benefit Upon Exercise

         The exercise of an SAR with respect to any number of shares of Common Stock prior to the occurrence of a Change in Control shall entitle the Participant to (i) a cash payment, for each such share, equal to the excess of
(A) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (B) the per share exercise price of the SAR, (ii) the issuance or transfer to the Participant of the greatest number of whole shares of Common Stock which on the date of the exercise of the SAR have an aggregate Fair Market Value equal to such excess or (iii) a combination of cash and shares of Common Stock in amounts equal to such excess, all as determined by the Committee. The exercise of an SAR with respect to any number of shares of Common Stock upon or after the occurrence of a Change in Control shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Common Stock paid in connection with such Change in Control and (B) the Fair Market Value of a share of Common Stock on the effective date of exercise over (ii) the per share exercise price of the SAR. Such payment, transfer or issuance shall occur as soon as practical, but in no event later than five business days, after the effective date of the exercise.

         (c)  Term and Exercise of SARs

         (1) Each SAR shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee and set forth in the SAR agreement with respect to such SAR; provided, however, that no SAR shall be exercisable after the expiration of ten years from the date such SAR is granted; and, provided, further, that each SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such SAR.

         (2) Each SAR may, to the extent vested and exercisable, be exercised in whole or in part; provided, that no partial exercise of an SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

         (3) An SAR shall be exercised by delivering notice to Southwestern's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

         (4) During the lifetime of a Participant, each SAR granted to him shall be exercisable only by the Participant. No SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         (d)  Effect of Termination of Employment

         (1) Unless the Committee provides otherwise on or after the date of grant, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability, Retirement or death (i) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of ninety days after such termination, on which date they shall expire to the extent not exercised, and (ii) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SAR shall be exercisable after the expiration of its original term.

         (2) Unless the Committee provides otherwise on or after the date of grant, in the event that the employment of a Participant with the Company shall terminate on account of the Disability, Retirement or death of the Participant
(i) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire to the extent not exercised, and (ii) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SAR shall be exercisable after the expiration of its original term.

         (3) In the event of the termination of a Participant's employment for Cause, all outstanding SARs granted to such Participant shall expire at the commencement of business on the date of such termination; provided, however, that no Participant shall be deemed to have been terminated for Cause during the two year period following any Change in Control.

         (e)  Effect of Change in Control

         Upon the occurrence of a Change in Control, any SAR granted under the Plan and outstanding at such time shall become fully and immediately vested and exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

8.  Phantom Stock

         The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

         (a)  Vesting Date

         At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares and the conditions, if any, which must be satisfied on or prior to such Vesting Date for the Participant's rights with respect to such shares of Phantom Stock to become vested.. The Committee may divide such shares into classes and assign a different Vesting Date and different conditions for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to
Section 8(c) hereof and any agreement evidencing such Phantom Stock are satisfied and except as provided in Section 8(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, the Participant's rights with respect to such share shall become fully vested and nonforfeitable.

         (b)  Benefit Upon Vesting

         Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 30 days of the applicable Vesting Date or at such later date as the Committee shall determine, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Common Stock on the applicable Vesting Date with respect to such share of Phantom Stock and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which such share of Phantom Stock was granted to the Participant and terminating on the applicable Vesting Date for such share.

         (c)  Conditions to Vesting

         At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares of Phantom Stock or that the Participant continue in the employment of the Company for a specified period of time.

         (d)  Effect of Termination of Employment

         (1) Unless the Committee provides otherwise on or after the date of grant, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the Vesting Date with respect to shares of Phantom Stock granted to such Participant, a portion of such shares, to the extent not forfeited or cancelled on or prior to such termination pursuant to any provision hereof or of the agreement evidencing such Phantom Stock, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at or after the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 8(c). Such portion may be zero.

         (2) In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

         (e)  Effect of Change in Control

         Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested, or been cancelled or forfeited pursuant to any provision hereof or of the agreement evidencing such Phantom Stock, shall immediately vest.

9.  Restricted Stock

         The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

         (a)  Issue Date and Vesting Date

         At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares and the conditions, if any, which must be satisfied on or prior to such Vesting Date for the Participant's rights with respect to such shares of Restricted Stock to become vested. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date and different conditions for each class. Except as provided in Section 9(c) and 9(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 9(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 9(b) hereof and any agreement evidencing such Restricted Stock are satisfied, and except as provided in Section 9(c) and 9(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, the Participant's rights with respect to such share shall become fully vested and the restrictions of Section 9(c) hereof shall cease to apply to such share.

         (b)  Conditions to Vesting

         At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve such performance criteria as the Committee may specify at the time of the grant of such shares or that the Participant continue in the employment of the Company for a specified period of time.

         (c)  Restrictions on Transfer Prior to Vesting

         Prior to the vesting of a share of Restricted Stock, such share of Restricted Stock shall not be transferable under any circumstances and no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be cancelled and shall be forfeited by the Participant and the transfer shall be of no force or effect.

         (d)  Issuance of Certificates

         (1) Except as provided in Section 9(c) or 9(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued stock certificates, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

         The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Southwestern Energy Company 2000 Stock Incentive Plan and an Agreement entered into between the registered owner of such shares and Southwestern Energy Company. A copy of the Plan and Agreement is on file in the office of the Secretary of Southwestern Energy Company, 1083 Sain Street, Fayetteville, Arkansas 72702-1408.

Such legend shall not be removed from the certificate evidencing such shares unless and until such shares become vested and the restrictions on the transfer thereof lapse pursuant to the terms hereof and any agreement evidencing such Restricted Stock.

         (2) Each certificate issued pursuant to Section 9(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

         (e)  Consequences Upon Vesting

         Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 9(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 9(d)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 9(d)(2) hereof.

         (f)  Effect of Termination of Employment

         (1) Unless the Committee provides otherwise on or after the date of grant, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a portion of such shares, to the extent not forfeited or cancelled on or prior to such termination pursuant to any provision hereof or any agreement evidencing such Restricted Stock, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 9(b). Such portion may zero.

         (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be cancelled and forfeited.

         (g)  Effect of Change in Control

         Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred), or been cancelled or forfeited pursuant to any provision hereof or any agreement evidencing such Restricted Stock, shall immediately vest.

         (h)  Cash Tax Bonuses and Loans

         (1) The Committee may grant to any Participant a cash tax bonus in an amount determined by the Committee to enable the Participant to pay any federal, state or local income taxes arising out of the award or vesting of Restricted Stock.

         (2) The Committee may provide a loan to any Participant in an amount determined by the Committee to enable the Participant to pay (i) any federal, state or local income taxes arising out of the award or vesting of Restricted Stock. Any such loan (i) shall be for such term and at such rate of interest as the Committee may determine, (ii) shall be evidenced by a promissory note in a form determined by the Committee and executed by the Participant and (iii) shall be subject to such other terms and conditions as the Committee may determine.

10.  Director's Options

         Director's Options shall be granted pursuant to this Section 10, in the amounts and subject to the terms and conditions hereinafter set forth.

         (a)  Automatic Grant of Options

         On the last business day of each fiscal year of the Company, each Director who is eligible to participate in the Plan on such date shall be granted a Director's Option with respect to 8,000 shares of Common Stock.

         (1)  Identification of Options

         All Director's Options granted under the Plan shall be identified in the agreement evidencing such options as Non-Qualified Stock Options.

         (2)  Exercise Price

         The exercise price per share of Common Stock covered by any Director's Option granted under the Plan shall be 100% of the Fair Market Value of a share of Common Stock on the date on which such Option is granted.

         (3)  Term and Exercise of Options

             (i) Each Director's Option shall become vested and exercisable in installments at a rate of 25% per year for each full twelve months of the Director's service on the Board of Directors, commencing on the date the Option is granted provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such option.

             (ii) Each Director's Option may, to the extent vested and exercisable, be exercised in whole or in part; provided, that no partial exercise of a Director's Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Director's Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Director's Option, the agreements evidencing such Director's Option, marked with such notations as the Committee may deem appropriate to evidence such partial exercise, shall be returned to the Director exercising such Director's Option together with the delivery of the certificates described in Section 6(c)(4) hereof.

             (iii) A Director's Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreements evidencing the Director's Option, shall specify the number of shares of Common Stock with respect to which the Director's Option is being exercised and the effective date of the proposed exercise and shall be signed by the Director. The Director may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him. Payment for shares of Common Stock purchased upon the exercise of a Director's Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer, (ii) through a directed brokerage service, if any is made available to Directors by the Company or (iii) subject to the approval of the Committee, in shares of Common Stock that have been owned by the Director for at least six months and valued at the Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

             (iv) During the lifetime of a Director, each Director's Option granted to him shall be exercisable only by him. No Director's Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

             (v) Certificates for shares of Common Stock purchased upon the exercise of a Director's Option shall be issued in the name of the Director or his beneficiary, as the case may be, and delivered to the Director or his beneficiary, as the case may be, as soon as practicable following the effective date on which the Director's Option is exercised.

         (4)  Effect of Discontinuance of Director's Term

             (i) In the event that the term of a Director's membership on the Board of Directors expires because the Director loses an election for a position on the Board of Directors, resigns from the Board of Directors prior to his completing ten years of service as a director or attaining age 72 or fails to seek reelection to the Board of Directors for a term commencing prior to his completing ten years of service as a director or attaining age 72 (in any case, other than on account of death or Disability) (a) Director's Options granted to such Director, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of three months after such termination, on which date they shall expire to the extent not exercised, and (b) Director's Options granted to such Director, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Director's Options shall be exercisable after the expiration of its original term.

             (ii) In the event that the term of a Director's membership on the Board of Directors expires (i) because of the Director's resignation on or after age 72 or after completing ten years of service, (ii) because of his failure to seek reelection on or after age 72 or after completing ten years of service or (iii) because of the Director's Disability or death (A) Director's Options granted to such Director, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire to the extent not exercised, and (B) Director's Options granted to such Director, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Director's Option shall be exercisable after the expiration of its original term.

             (iii) In the event that a Director is removed from the Board of Directors by the shareholders of the Company, all outstanding Director's Options granted to such Director shall expire at the commencement of business on the date of such removal.

         (5)  Acceleration of Exercise Date Upon Change in Control

         Upon the occurrence of a Change in Control, each Director's Option granted under the Plan and outstanding at such time shall become fully and immediately vested and exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

11.  Adjustment Upon Changes in Common Stock

         (a)  Adjustment upon Certain Events

         In the event of any change in the shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, reclassification or exchange of shares or similar corporate change (such change, an "Adjustment Event"), (i) the maximum aggregate number of shares of Common Stock with respect to which Incentive Awards may be granted under the Plan, the maximum number of Incentive Awards that may be granted to any individual Participant in a calendar year and the number, type and class of securities to be granted to Directors pursuant to Section 10(a) hereof, (ii) the type or class of securities with respect to which Incentive Awards may be granted under the Plan, (iii) the number, type and class of securities covered by any then outstanding Options and SARs and the respective exercise prices applicable under any then outstanding Options and SARs and (iv) the number, type and class of securities covered by any then outstanding shares of Phantom Stock or Restricted Stock and the respective limitations or other criteria applicable to any then outstanding shares of Phantom Stock or Restricted Stock may be appropriately adjusted as the Committee shall determine to prevent enlargement or dilution of the rights of Participants hereunder and the Committee's determination hereunder shall be conclusive. In the event of any change in the shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number, type and class of shares of securities with respect to which Incentive Awards may be granted or that are subject to then outstanding Incentive Awards, and the other terms and conditions of then outstanding Incentive Awards, as the Committee may deem appropriate to prevent enlargement or dilution of the rights of Participants hereunder and the Committee determination shall be conclusive.

         (b)  Outstanding Restricted Stock and Phantom Stock

         Unless the Committee otherwise determines, any securities or other property (including dividends paid in cash) issued or paid with respect to shares of Restricted Stock that are outstanding as of the date an Adjustment Event occurs which have vested as of such date shall be promptly deposited with the custodian designated pursuant to Paragraph 9(d)(2) hereof and shall not become vested or transferable to the Participant unless and until such Participant's rights with respect to the related shares of Restricted Stock become vested.

         (c) Outstanding Options, SARs, and Director's Options - Certain Transactions

         Notwithstanding any other provision of the Plan, in the event of (i) a dissolution or liquidation of Southwestern, (ii) a sale of all or substantially all of Southwestern's assets or (iii) a merger or consolidation involving Southwestern, the Committee shall have the power to:

                  (A) cancel, effective immediately prior to the occurrence of such event, each Option and SAR outstanding immediately prior to such event (whether or not then vested or exercisable), and, in full consideration of such cancellation, pay to the Participant or Director, as the case may be, to whom such Option or SAR was granted an amount in cash, for each share of Common Stock subject to such Option or SAR, respectively, immediately prior to such event, equal to the excess of
         (A) the value, as determined by the Committee of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option or SAR; or

                  (B) provide for the exchange of all or a portion of such Options and/or SARs outstanding immediately prior to such event (whether or not then vested or exercisable) for equivalent options or stock appreciation rights covering securities of the acquiring entity (or the ultimate parent thereof) and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price of such exchanged option or stock appreciation right, and/or the number, type and class of securities subject to such exchanged option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such Option or SAR was granted in partial consideration for the exchange of the Option or SAR.

         In the event of the occurrence of any event described in this Paragraph 11(c), the Committee shall, with respect to each Director's Option outstanding immediately prior to such event (whether or not then vested or exercisable), take the action described in clause (A) above, except that the value of the property received in exchange for a share of Common Stock pursuant to such event shall be the Fair Market Value of such property.

         (d)  No Other Rights

         Except as expressly provided in the Plan, no Participant or Director shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Southwestern or any other corporation. Except as expressly provided in the Plan, no issuance by Southwestern of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reasons thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option, SAR, or Director's Option.

12.  Rights as a Stockholder

         No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 11 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

13.  No Special Employment Rights; No Right to Incentive Award

         Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

         No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

14.  Securities Matters

         (a) Southwestern shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws.
Notwithstanding anything herein to the contrary, Southwestern shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until Southwestern is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition to the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee deems necessary or desirable.

         (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to Southwestern shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. Southwestern may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance or transfer of shares of Common Stock pursuant to any Incentive Award pending or to ensure compliance under federal or state securities laws. Southwestern shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance or transfer of shares of Common Stock pursuant to any Incentive Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

15.  Withholding Taxes

         (a)  Cash Remittance

         Whenever shares of Common Stock are to be issued upon the exercise of an Option or the grant of Restricted Stock or restrictions on shares of Restricted Stock are to lapse, Southwestern shall have the right to require the Participant to remit to Southwestern in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or lapse prior to the delivery of any certificate or certificates for such shares or the effectiveness of the lapse of such restrictions. In addition, upon the exercise of an SAR or receipt of, or payment in respect of, a share of Phantom Stock, Southwestern shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise.

         (b)  Stock Remittance

         At the election of the Participant or Director, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option or a Director's Option or the grant of Restricted Stock, the Participant or Director may tender to Southwestern a number of shares of Common Stock that have been owned by the Participant or Director for at least six months having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant but not greater than such withholding obligations. Such election shall satisfy the Participant's or Director's obligations under Section 15(a) hereof, if any.

         (c)  Stock Withholding

         At the election of the Participant or Director, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option or a Director's Option or the grant of Restricted Stock, Southwestern shall withhold a number of such shares having a Fair Market Value at the exercise date determined by the Committee to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant but not greater than such withholding obligations. Such election shall satisfy the Participant's or Director's obligations under Section 15(a) hereof, if any.

16.  Amendment or Termination of the Plan

         The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders no revision or amendment shall (i) except as provided in Section 11 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award. Nothing herein shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

17.  No Obligation to Exercise

         The grant to a Participant or Director of an Option, SAR, or Director's Option shall impose no obligation upon such Participant or Director to exercise such Option, SAR, or Director's Option.

18.  Transfers Upon Death

         Subject to Section 6(c)(5), upon the death of a Participant or Director, outstanding Incentive Awards granted to such Participant or Director may be exercised only by the executors or administrators of the Participant's or Director's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. Subject to
Section 6(c)(5), no transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind Southwestern unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant or Director and to be bound by the acknowledgements made by the Participant or Director in connection with the grant of the Incentive Award. Except as provided in Section 18 or Section 6(c)(5), no Incentive Award shall be transferable, and shall be exercisable only by a Participant or Director during the Participant's or Director's lifetime.

19.  Expenses and Receipts

         The expenses of the Plan shall be paid by Southwestern. Any proceeds received by Southwestern in connection with any Incentive Award will be used for general corporate purposes.

20.  Failure to Comply

         In addition to the remedies of Southwestern elsewhere provided for herein, failure by a Participant or Director to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant or Director evidencing an Incentive Award, unless such failure is remedied by such Participant or Director within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee may determine.

21.  Effective Date and Term of Plan

         The Plan was adopted by the Board of Directors on February 18, 2000, subject to the approval of the Plan by the shareholders of Southwestern. All Incentive Awards granted under this Plan shall be void unless such shareholder approval is obtained. No grants may be made under the Plan after February 18, 2010.

                                   APPENDIX B

                           SOUTHWESTERN ENERGY COMPANY

                             AUDIT COMMITTEE CHARTER

                         (As Adopted February 18, 2000)

         The Audit  Committee  is a  committee  of the Board of  Directors.  Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process.

         In meeting its responsibilities, the Audit Committee is expected to:

              1. Provide an open avenue of communication between the internal auditors, the independent accountant, management, and the Board of Directors.

              2. Review and update the Committee's charter annually with approval by the Board of Directors. The Company's annual Proxy Statement to Shareholders will disclose that a charter has been adopted. A copy of the charter will be included as an appendix to the Proxy Statement at least once every three years.

              3. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants. Independent accountants are ultimately accountable to the Board of Directors and to the Audit Committee.

              4.  Review   and   concur   in   the   appointment,   replacement,
                  reassignment,  or  dismissal  of  the   director  of  internal
                  auditing.

              5. Confirm and take or recommend any appropriate actions to assure the independence of the internal auditor and the independent accountants. Obtain disclosures regarding the accountants' independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discuss with the accountants all significant relationships to determine the accountants' independence.

              6. Inquire of management, the director of internal auditing, and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

              7. Consider, in consultation with the independent accountants and the director of internal auditing, the audit scope and plan of the internal auditors and the independent accountants.

              8. Review with the director of internal auditing and the independent accountants the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

              9. Consider and review with the independent accountants and the director of internal auditing:

                  (a)   The  adequacy  of  the   Company's   internal   controls
                        including computerized information system controls and security.

                  (b)   Any related significant  findings and recommendations of
                        the  independent   accountants  and  internal   auditing
                        together with management's responses thereto.

             10. Review with management and the independent accountants at the completion of the annual examination:

                  (a) The Company's annual financial statements and related footnotes.

                  (b) The independent accountants' audit of the financial statements and their report thereon.

                  (c) Any significant changes required in the independent accountants' audit plan.

                  (d) Any serious difficulties or disputes with management encountered during the course of the audit.

                  (e) Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

             11. Consider and review with managemen and the director of internal auditing:

                  (a) Significant findings during the year and management's responses thereto.

                  (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

                  (c) Any changes required in the planned scope of their audit plan.

                  (d)   The internal auditing department budget and staffing.

                  (e)   Auditing  department's  compliance   with  Institute  of
                        Internal Auditor's Standards of Professional Practice of Internal Auditing.

             12. Review with management and the independent accountants interim financial information prior to public release of quarterly results and filing of Form 10-Q.

             13. Review annual filings on Form 10-K and any registration statements containing the Company's financial statements prior to filing with the Securities and Exchange Commission.

             14.  Review with the  director of internal  auditing the results of
                  internal   auditing's  review  of  the  Company's   monitoring
                  compliance with the Company's Standards of Conduct.

             15.  Review legal and  regulatory  matters that may have a material
                  impact  on  the  financial   statements  and  related  Company
                  compliance policies.

             16. Meet with the director of internal auditing, the independent accountants, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

             17. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

             18.  The  Audit  Committee  shall  have  the  power to  conduct  or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

             19. The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

             20. The Audit Committee will issue a report annually to be included in the Company's Annual Proxy Statement to Shareholders. This report will disclose that the Audit Committee has:

                  (a) Reviewed and discussed audited financial statements with management.

                  (b) Discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented.

                  (c)   Received  from  and  discussed   with  the   independent
                        accountants   disclosures   regarding  the   independent
                        accountants' independence.

                  (d) Based on its reviews and discussions, has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

             21. The Committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors and free from any relationship to the Company that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment. The Company's annual Proxy Statement to Shareholders will contain a disclosure that Audit Committee members are independent.

         The following relationships would disqualify a director from serving on the Audit Committee:

         - Employment by the Company or any of its affiliates currently or for the past three years.

         - Accepting compensation from the Company or any of its affiliates currently or in the past three years, unless the Board of Directors certifies its belief that the acceptance of compensation would not impact a director's independence.

         - Being an immediate family member of a person who is or has been in the past three years an executive officer of the Company or any of its affiliates.

         - Being a partner, controlling shareholder, or executive officer of an organization to which the Company has made or received payments, unless the Board of Directors certifies its belief that the payments or receipts would not impact a director's independence. No certification is necessary once three years elapse following the termination of the relationship between either (1) the relevant organization and the Company, or (2) the director and the relevant organization.

         - Being an executive of a corporation if any executive of the Company sits on the compensation committee of such other corporation.

         All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. It will be at the Board of Directors discretion as to each Committee member's ability to meet these requirements.

         The members of the Committee shall be appointed by the Board at the annual organizational meeting of the Board or until their successors shall be duly appointed and qualified. Unless a Chair is appointed by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

                           SOUTHWESTERN ENERGY COMPANY
                                1083 Sain Street
                                 P. O. Box 1408
                        Fayetteville, Arkansas 72702-1408

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned  hereby appoints each of Kenneth R. Mourton and Charles
E. Scharlau as Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Southwestern Energy Company held of record by the undersigned on March 17, 2000, at the Annual Meeting of Shareholders to be held on May 24, 2000, or any adjournment or adjournments thereof.

        In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting.

         The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. This proxy is revocable at any time before it is exercised, the signer retaining the right to attend the meeting and vote in person.

         This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of directors and FOR the proposal to adopt a new stock incentive plan.

         You are encouraged to specify your choices by marking the appropriate box, but you need not mark either box if you wish to vote FOR the election of all nominees and FOR the proposal to adopt a new stock incentive plan. The Proxies cannot vote your shares unless you sign and return this card.

1.   Election of Directors

         L. Epley, Jr.                    H. Korell      For |_|    Withheld |_|
         J. Hammerschmidt                 K. Mourton
         R. Howard                        C. Scharlau

         FOR, except vote WITHHELD from the following nominee(s):_______________ FOR, with exercise of cumulative voting privilege. Indicate number of votes cast for each nominee. __________________________________________

2.   Proposal to adopt a new stock incentive   For |_|  Against |_|  Abstain |_|
     plan for the compensation of officers,
     directors, and key employees of the
     Company and its subsidiaries.


NOTE:             Please  sign  exactly as name  appears  hereon.  Joint  owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

SIGNATURE(S) ________________________________________________  DATE __________

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.